As filed with the Securities and Exchange Commission
on March 23, 2007
Registration No. 333-140459

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 1	[X]

Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(X)	immediately upon filing pursuant to paragraph (b).
( )	on ( ) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIDELITY® NORDIC FUND
A FUND OF
FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Nordic Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Nordic Fund (Nordic Fund) will be held at the office of Fidelity Investment Trust (Investment Trust), 245 Summer Street, 14th Floor, Boston, Massachusetts 02110 on May 16, 2007, at 9:30 a.m. Eastern time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization (the Agreement) between Nordic Fund and Fidelity Europe Fund (Europe Fund), another fund of the trust. The Agreement provides for the transfer of all of the assets of Nordic Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of Nordic Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of Nordic Fund in liquidation of Nordic Fund.

The Board of Trustees has fixed the close of business on March 19, 2007 as the record date for the determination of the shareholders of Nordic Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

March 19, 2007

YOUR VOTE IS IMPORTANT -
PLEASE VOTE YOUR SHARES PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

FIDELITY NORDIC FUND
A FUND OF
FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS
MARCH 19, 2007

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Nordic Fund (Nordic Fund), a fund of Fidelity Investment Trust (the trust), in connection with the solicitation of proxies by, and on behalf of, the trust's Board of Trustees for use at the Special Meeting of Shareholders of Nordic Fund and at any adjournments thereof (the Meeting). The Meeting will be held on May 16, 2007 at 9:30 a.m. Eastern time at 27 State Street, 10th Floor, Boston, Massachusetts 02109, a principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Nordic Fund by Fidelity Europe Fund (Europe Fund). The transaction contemplated by the Agreement is referred to as a Reorganization.

The Proposal in this Proxy Statement relates to the proposed acquisition of Nordic Fund by Europe Fund. If the Agreement is approved by fund shareholders and the Reorganization occurs, Nordic Fund will transfer all of its assets and liabilities to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of Nordic Fund's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset value of the funds at the time of the exchange. As provided in the Agreement, Nordic Fund will distribute shares of Europe Fund to its shareholders in liquidation of Nordic Fund on June 22, 2007, or such other date as the parties may agree (the Closing Date).

Europe Fund, an international equity fund, is a diversified fund of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Europe Fund's investment objective is to seek growth of capital over the long term. Europe Fund seeks to achieve its investment objective by normally investing at least 80% of the fund's assets in securities of European issuers and other investments that are tied economically to Europe.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Europe Fund that a shareholder should know before voting on the proposed Reorganization. The following documents have been filed with the Securities and Exchange Commission (SEC) and are incorporated herein by reference:

- Prospectus of Europe Fund and Nordic Fund dated December 30, 2006 and supplemented February 5, 2007.

- Statement of Additional Information of Europe Fund and Nordic Fund dated December 30, 2006 and supplemented January 19, 2007.

- The Report of Independent Registered Public Accounting Firm and the financial statements included in the Annual Report to Shareholders of Europe Fund and Nordic Fund dated December 21, 2006.

Nordic Fund has previously sent its Annual Report to its shareholders. Copies of current Prospectuses, Statements of Additional Information or Annual Reports of the funds may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8544. Text-only versions of each fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at www.sec.gov. You can review and copy information about the funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20546-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplication fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Voting Information...................................................................	<Click Here>
Synopsis...................................................................................	<Click Here>
The Proposed Transaction........................................................	<Click Here>
Additional Information About Europe Fund.............................	<Click Here>
Miscellaneous...........................................................................	<Click Here>
Exhibit 1. Form of Agreement and Plan of Reorganization of Nordic Fund..............................................................................	<Click Here>

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY NORDIC FUND
A FUND OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

TO BE HELD ON MAY 16, 2007

_________________________________

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Nordic Fund and at any adjournments thereof (the Meeting), to be held on May 16, 2007 at 9:30 a.m. Eastern time at 245 Summer Street, 14th Floor, Boston, Massachusetts 02110, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 19, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of Nordic Fund at an anticipated cost of approximately $15,000. Nordic Fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Nordic Fund at an anticipated cost of approximately $5,000. If Nordic Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The outcome of the shareholder vote will determine who pays the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations. If shareholders approve the Reorganization, Nordic Fund will pay the expenses, provided that if expenses exceed Nordic Fund's existing voluntary expense cap of 1.25%, the expenses exceeding Nordic Fund's voluntary expense cap will be paid by FMR. If shareholders do not approve the Reorganization, all expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by FMR. Brokerage firms and others will be reimbursed for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company, Inc. (FMRC), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Management & Research (U.K.) Inc., located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc.), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the fund.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity Individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled Shareholder Meeting.

On January 31, 2007 there were 13,800,857 and 112,661,533 shares issued and outstanding for Nordic Fund and Europe Fund, respectively.

As of January 31, 2007, 62.01% of Europe Fund's total outstanding shares was held by FMR affiliates. FMR Corp. is the ultimate parent company of FMR affiliates. By virtue of his ownership interest in FMR Corp., Mr. Edward C. Johnson 3d, Trustee, may be deemed to be a beneficial owner of these shares. As of the above date with the exception of Mr. Johnson 3d's deemed ownership of Europe Fund's shares, the Trustees, Member of the Advisory Board, and officers of Europe Fund and Nordic Fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of Europe Fund on January 31, 2007 was as follows:

Fidelity Freedom 2020 Fund, Boston, MA (18.67%); Fidelity Freedom 2030 Fund, Boston, MA (14.18%); Fidelity Freedom 2010 Fund, Boston, MA (9.97%); Fidelity Freedom 2040 Fund, Boston, MA (7.15%).

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 19, 2007 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-3198. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of the annual report for the fiscal year ended October 31, 2006 and the semi-annual report for the fiscal period ended April 30, 2006, call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Nordic Fund. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectus of Nordic Fund and Europe Fund, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Europe Fund carefully for more complete information.

The Proposed Reorganization

The Board of Trustees of the trust is recommending that Nordic Fund merge with and into Europe Fund. Under the terms of the Agreement, Europe Fund would acquire all of the assets and liabilities of Nordic Fund in exchange for shares of Europe Fund. If the Reorganization is approved and consummated, Nordic Fund will cease to exist and current shareholders of the fund will receive shares of Europe Fund with an aggregate net asset value equal to the aggregate net asset value of their fund shares on the Closing Date (defined below). The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (NYSE) on June 22, 2007, or such other time and date as the parties may agree.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences of each fund:

The funds have similar investment objectives. Nordic Fund seeks long-term growth of capital. Europe Fund seeks growth of capital over the long-term.

Both funds have similar investment strategies. Each fund normally invests primarily in common stocks and uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The main difference between Nordic Fund and Europe Fund is the number and identity of the countries in which each fund normally invests. Nordic Fund normally invests at least 80% of its assets in securities of Danish, Finnish, Norwegian, and Swedish issuers and other investments that are tied economically to the Nordic region. Europe Fund, by contrast, normally invests at least 80% of its assets in securities of European issuers and other investments that are tied economically to Europe as a whole. This includes all member countries of the European Union, Norway, Switzerland, and certain European countries with low to middle income economies as classified by the World Bank.

In addition, Europe Fund does not concentrate its assets (i.e., invest more than 25%) in any industry, while Nordic Fund may invest up to 35% of its total assets in any industry that accounts for more than 20% of the Nordic market.

Each fund uses a different benchmark index to measure performance. Nordic Fund uses the Financial Times-Stock Exchange (FTSE) World Nordic Index, whereas Europe Fund compares its performance against the Morgan Stanley Capital International (MSCI) Europe Index.

The following compares and contrasts certain investment policies of the funds:

Diversification. Each fund is a diversified fund. As a matter of fundamental policy, each fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Borrowing. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the fund's total assets less liabilities. For these purposes, each fund may borrow money from banks or from other funds advised by FMR or an affiliate and may engage in reverse repurchase agreements.

Loans. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds advised by FMR or an affiliate. As a matter of fundamental policy, each fund may not lend more than 33 1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Concentration. The funds have different policies regarding concentration of investments. Nordic Fund may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Nordic market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Nordic market. As a matter of fundamental policy, however, Europe Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Except as noted above, the funds are subject to substantially similar investment policies and restrictions, including fundamental investment restrictions. For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statement of Additional Information, each of which is incorporated herein by reference.

Expense Structures and Investment Minimums

Operating Expenses.

The following summarizes the expense structures of Nordic Fund and Europe Fund:

Each fund pays its management fees and other expenses separately. Nordic Fund's management fee consists of a basic fee, but unlike Europe Fund, does not have a performance adjustment component. Nordic Fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all mutual funds managed by FMR. This rate cannot rise above 0.52% of its average net assets, and it drops as total assets under management increase. The individual fund fee rate for the fund is 0.45% of its average net assets.

Europe Fund pays a management fee which is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Europe Fund has performed relative to the MSCI Europe Index. The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all mutual funds managed by FMR. This rate cannot rise above 0.52% of its average net assets, and it drops as total assets under management increase. The individual fund fee rate for the fund is 0.45% of its average net assets.

Due to the performance adjustment component of its management fee, Europe Fund may pay higher or lower management fees to FMR than Nordic Fund. If Europe Fund outperforms the MSCI Europe Index over the relevant performance period, then Europe Fund will pay a higher management fee to FMR than Nordic Fund. In contrast, if Europe Fund underperforms the MSCI Europe Index, over the relevant performance period, then Europe Fund will pay a lower management fee to FMR than Nordic Fund.

In addition, FMR has voluntarily agreed to limit Nordic Fund's total operating expenses to 1.25% of its average net assets. FMR may remove this expense limitation at any time. In contrast, FMR has not agreed to limit the total operating expenses of Europe Fund.

Nordic Fund imposes a redemption fee of 1.50% on shares held less than 90 days. Europe Fund imposes a redemption fee of 1.00% on shares held less than 30 days.

If shareholders approve the Reorganization, the combined fund will retain the expense structure of Europe Fund, including redemption fee rate and holding period, and the performance fee adjustment. The section below entitled "Annual Fund Operating Expenses" provides additional details on the expenses for each fund currently, and the estimated expenses for the combined fund, for the 12 months ended October 31, 2006.

Investment Minimums.

The fund's have identical investment minimums. Each fund requires a minimum initial investment of $2,500, a minimum additional investment of $250, and a minimum account balance of $2,000.

Annual Fund Operating Expenses

The following tables allow you to compare the management fees and expenses of each fund and to analyze the estimated expenses for the combined fund. Annual fund operating expenses are paid by each fund.

The tables show the historical fees and expenses of Nordic Fund and Europe Fund for the 12 months ended October 31, 2006 and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization.

Shareholder fees (paid by the investor directly)

	Nordic Fund	Europe Fund	Europe Fund Pro forma Combined
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load) on redemptions	None	None	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%	None	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	None	1.00%	1.00%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

	Nordic Fund	Europe Fund	Europe Fund Pro forma Combined
Management fee	 0.71%	 0.84%A	 0.84%A
Distribution and/or Service (12b-1) fees	None	None	None
Other expenses 	 0.43%	 0.32%	 0.32%
Total annual fund operating expenses	 1.14%B,C	 1.16%	 1.16%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period.

B Effective February 1, 2005, FMR has voluntarily agreed to reimburse Nordic Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

C Total operating expenses do not reflect the adjustment of estimated one-time expenses related to the Reorganization.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. These tables illustrate how much a shareholder would pay in total expenses if a shareholder sells all of his/her shares at the end of each time period indicated.

	Nordic Fund	Europe Fund	Europe Fund Pro forma Combined
1 year	$ 116	$ 118	$ 118
3 years	$ 362	$ 368	$ 368
5 years	$ 628	$ 638	$ 638
10 years	$ 1,386	$ 1,409	$ 1,409


These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance Comparisons of the Funds

The following information illustrates the changes in each fund's performance from year to year. Please note that total returns are based on past results and are not an indication of future performance.

Nordic Fund
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	12.11%	29.54%	59.51%	-8.49%	-27.89%	-18.27%	38.82%	32.72%	18.50%	36.67%

During the periods shown in the chart for Nordic:	Returns	Quarter ended
Highest Quarter Return	 39.05%	December 31, 1999
Lowest Quarter Return	 -24.79%	September 30, 2002
Europe Fund
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	22.89%	20.77%	18.69%	-9.14%	-16.03%	-25.46%	46.91%	28.95%	18.17%	25.18%

During the periods shown in the chart for Europe:	Returns	Quarter ended
Highest Quarter Return	 29.36%	June 30, 2003
Lowest Quarter Return	 -28.01%	September 30, 2002

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Average Annual Returns
(for the periods ending December 31, 2006)

	Past 1 year	Past 5 years	Past 10 years
Nordic Fund
Return Before Taxes	 36.67%	 19.52%	 14.06%
Return After Taxes on Distributions	 36.25%	 19.06%	 13.51%
Return After Taxes on Distributions and Sale of Fund Shares	 24.36%	 17.21%	 12.43%
FTSE World Nordic Index (reflects no deduction for fees, expenses, or taxes)	 39.97%	 17.55%	 13.57%
Lipper European Region Funds Average (reflects no deduction for sales charges or taxes)	 33.65%	 17.36%	 11.90%
Europe
Return Before Taxes	 25.18%	 15.87%	 10.87%
Return After Taxes on Distributions	 22.39%	 14.74%	 9.49%
Return After Taxes on Distributions and Sale of Fund Shares	 18.98%	 13.63%	 9.06%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)	 33.97%	 15.13%	 10.73%
Lipper European Region Funds Average (reflects no deduction for sales charges or taxes)	 33.65%	 17.36%	 11.90%

Forms of Organization

Nordic Fund and Europe Fund are diversified funds of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts business trust, organized under the same Declaration of Trust, the rights of the security holders of Nordic Fund under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the funds' Statement of Additional Information called "Description of the Trust."

Operations of Europe Fund Following the Reorganization

FMR does not expect Europe Fund to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to entities that provide the fund with services. Specifically, the Trustees and Officers, the investment adviser, distributor, and other entities will continue to serve Europe Fund in their current capacities. Trygve Toraasen, who is currently the portfolio manager of each fund, is expected to continue to be responsible for portfolio management of the surviving fund after the Reorganization.

All of the current investments of Nordic Fund are permissible investments for Europe Fund. Transaction costs associated with portfolio adjustments, if any, that occur between shareholder approval and the Closing Date will be borne by the fund that incurs them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Europe Fund.

Purchases and Redemptions

The price to buy one share of each fund is the fund's net asset value (NAV). Each fund's shares are sold without a sales charge. Each fund's shares will be bought at the next NAV calculated after your investment is received in proper form. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The price to sell one share of each fund is the fund's NAV, minus the short-term redemption fee, if applicable.

For Nordic Fund, a 1.50% short-term redemption fee may be deducted from the redemption amount for shares held less than 90 days. For Europe Fund, a 1.00% short-term redemption fee may be deducted from the redemption amount for shares held less than 30 days.

On March 14, 2007, Nordic Fund closed to new accounts pending the Reorganization. Nordic Fund shareholders as of that date can continue to purchase shares of the fund. Shareholders of each fund may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will remain unchanged.

Refer to the funds' Prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. The exchange privilege currently being offered by Nordic Fund and Europe Fund is the same and is not expected to change after the Reorganization.

For additional information regarding exchanges for a fund, see its Prospectus.

Management of the Funds

FMR is each fund's manager. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109. As of March 29, 2006, FMR had approximately $9.8 billion in discretionary assets under management. As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Trygve Toraasen is vice president and manager of Europe Fund and Nordic Fund, which he has managed since January 2006 and June 1998, respectively. Since joining Fidelity Investments in 1994, Mr. Toraasen has worked as a research analyst and manager.

The funds' Statement of Additional Information, which is incorporated by reference herein, provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Toraasen.

Dividends and Other Distributions

Each fund distributes substantially all of its investment company taxable income and net realized capital gains to shareholders each year. Each fund normally pays dividends and capital gain distributions in December. On or before the Closing Date, Nordic Fund will declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain, including expected net gain from the expected sale of certain portfolio holdings that will result in the recognition of a portion of the Nordic Fund's unrealized capital gains. As of February 28, 2007, realized and unrealized capital gains represented approximately 17% of Nordic Fund's total assets.

Federal Income Tax Consequences of the Reorganization

Each fund will receive an opinion of its counsel, Dechert LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" in the Proposal for more information.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN NORDIC FUND AND EUROPE FUND.

The Proposal

Shareholders of Nordic Fund are being asked to approve the Agreement. By approving the Agreement, shareholders are approving the merger of Nordic Fund with and into Europe Fund.

Principal Investment Risks

Stock markets, especially foreign markets, are volatile, and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments.

Many factors can affect each fund's performance. Because FMR concentrates Nordic Fund's and Europe Fund's investments in the Nordic region and Europe, respectively, each fund's performance is expected to be closely tied to social, political, and economic conditions within the Nordic region and Europe, respectively, and to be more volatile than the performance of more geographically diversified funds. When shares are sold, they may be worth more or less than what was paid for them, which means that you could lose money.

The Nordic economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the European Economic and Monetary Union (EMU) restrictions by Finland and Sweden may result in reduced government spending and higher unemployment. Denmark has elected not to join the final stage of the EMU and Norway has elected not to join both the European Union (EU) and the EMU and, as a result, these countries may have more flexibility to pursue different fiscal and economic goals.

Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the EU, and many are also members of the EMU. European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU membership to comply with. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies.

For more information about the principal investment risks of Nordic Fund and Europe Fund, please see the funds' Prospectus.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of Nordic Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of Nordic Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of Nordic Fund in complete liquidation and termination of Nordic Fund as provided for in the Agreement.

The value of Nordic Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Nordic Fund's then-current Prospectus and Statement of Additional Information. The NAV of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Europe Fund will deliver to Nordic Fund, and Nordic Fund will distribute to its shareholders of record, shares of Europe Fund, so that each Nordic Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate NAV of shares of Nordic Fund held by such shareholder on the Closing Date; Nordic Fund will be liquidated as soon as practicable thereafter. Each Nordic Fund shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Europe Fund due that shareholder.

Accordingly, immediately after the Reorganization, each former Nordic Fund shareholder will own shares of Europe Fund equal to the aggregate NAV of that shareholder's shares of Nordic Fund immediately prior to the Reorganization. The NAV per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of Nordic Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Nordic Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Nordic Fund is liquidated.

The outcome of the shareholder vote will determine who pays the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations. If shareholders approve the Reorganization, Nordic Fund will pay the expenses provided that if expenses exceed Nordic Fund's existing voluntary expense cap of 1.25%, the expenses exceeding Nordic Fund's voluntary expense cap will be paid by FMR. If shareholders do not approve the Reorganization, all expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by FMR. Brokerage firms and others will be reimbursed for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Nordic Fund's shareholders' interests may be made subsequent to the Meeting.

After shareholder approval of the Reorganization and before the Closing Date, FMR expects to depart from Nordic Fund's policy of normally investing at least 80% of its assets in securities of companies tied to the Nordic region. This will allow FMR to reposition the portfolio to more closely align with Europe Fund. As a result, Nordic Fund will incur brokerage commissions and other transaction costs. Based on current holdings, approximately 88% of the portfolio is estimated to turn over, which would result in approximate trading costs (including brokerage commissions, average bid/ask spreads, taxes, and custodian fees, but excluding market impact) of $1.3 million, or 21 bp of the fund's total assets. Selling portfolio holdings of Nordic Fund also will result in the recognition of a portion of Nordic Fund's unrealized capital gains. As of February 28, 2007, realized and unrealized capital gains represented approximately 17% of Nordic Fund's total assets. Realized capital gains will be distributed to Nordic Fund shareholders prior to the merger as discussed elsewhere in this Proxy Statement. Total actual transaction costs, capital gains and losses realized, and distributions to shareholders are not measurable in advance.

Reasons for the Reorganization

The Board of Trustees (the Board) of each fund has determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of shareholders of either fund. The Board has unanimously approved the Agreement and the Reorganization and recommends that Nordic Fund shareholders vote in favor of the Reorganization by approving the Agreement.

In considering the Reorganization, the Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) various potential shareholder benefits of the Reorganization;

(3) the historical performance of the funds;

(4) the relative expense ratios of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds;

(8) the elimination of duplicative funds; and

(9) the benefits to FMR and its affiliates.

FMR recommended the Reorganization to the Board at a meeting of the Board on December 14, 2006.

The Board noted that the funds already have the same manager (Trygve Toraasen) and have similar objectives.

In recommending the Reorganization, FMR advised the Board that the Reorganization would provide Nordic Fund shareholders with the opportunity to invest in a larger, more diversified fund, with a less volatile benchmark index. Nordic Fund's benchmark, the FTSE World Nordic Index, is a market capitalization-weighted index of stocks traded in various Scandinavian markets, designed to measure equity performance in the Scandinavian markets. Europe Fund's benchmark, MSCI Europe Index, is a market capitalization-weighted index of equity securities of companies domiciled in various European countries. As of November 30, 2006, the Nordic region made up approximately 8% of the European market, as represented by the MSCI Europe Index.

The Board considered that the Nordic market, as represented by the FTSE World Nordic Index, has exhibited greater volatility than Europe as a whole over the past 10 years. The Board also considered that the FTSE World Nordic Index tends to be highly concentrated, with the top ten constituents accounting for 50% to 68% of the total market capitalization over the past 10 years. The Nordic Fund's holdings have been concentrated similarly to the index. In comparison, the MSCI Europe Index tends to be relatively less concentrated, with its top 10 constituents accounting for 20% to 27% over the same period. Europe Fund's holdings have been similarly concentrated.

In recommending the Reorganization, FMR acknowledged that Nordic Fund's performance has been strong, but also noted that the historical performance of the Europe and Nordic markets has been highly correlated. In FMR's view, the Nordic region has not provided significant diversification from developed Europe as a whole. The Board considered, too, that the Nordic region's relative outperformance (relative to Europe as a whole) has largely been attributable to securities of global technology and energy companies, whose economic fortunes are not closely related to the Nordic region. The Board determined that Nordic Fund shareholders would benefit from investing in the larger, more diversified Europe Fund.

While the pro forma expenses show that the Nordic Fund's shareholders would have paid approximately 0.02% more in total operating expenses over the 12 months ended October 31, 2006 had the Reorganization occurred at the beginning of the period, FMR advised the Board that this difference was attributable primarily to the performance adjustment component of the Europe Fund's management fee. While noting that the Europe Fund may pay a higher management fee to FMR than the Nordic Fund in times where the Europe Fund outperforms relative to the MSCI Europe Index, the Board considered that the Europe Fund may also pay a lower management fee to FMR than the Nordic Fund in times where the Europe Fund underperforms relative to the MSCI Europe Index. In addition, FMR advised the Board that Europe Fund's expense ratio, excluding performance fees, was actually 0.11% lower than Nordic Fund's for the 12 months ended October 31, 2006, mainly due to lower transfer agent and other operating expenses. The Board considered that the Nordic Fund's shareholders may benefit from the lower transfer agent and other operating expenses of the Europe Fund.

Expense Data
for the 12 months ended October 31, 2006

		Management Fee
Fund	Average Assets ($M)	Basic Fee	Performance Adjustment	Total Management Fee	TA and Other Operating Expenses*	Total Expenses	Total Expenses Excluding Performance Fees
Nordic Fund	$ 286	0.71%	--	0.71%	0.43%	1.14%	1.14%
Europe Fund	$ 3,261	0.71%	0.13%	0.84%	0.32%	1.16%	1.03%
Pro Forma:
Europe Fund	$ 3,529	0.71%	0.13%	0.84%	0.32%	1.16%	1.03%

* Excluding interest and brokerage credits.

The Board considered FMR's view that the Nordic region does not currently represent a distinctive investment separate from the broader European market, and therefore would not recommend launching a separate Nordic fund today. The Board noted that over the past ten years, the performance of the Nordic and the broader European markets has tended to be closely correlated. In addition, the Board considered FMR's assertion that in today's marketplace, investors place importance on the ability to use funds as "building blocks" in assembling diversified investment portfolios. The premise behind individual funds being used as "building blocks" is that each fund has its own distinct characteristics, and there is little, if any, overlap with the other "building blocks." Asset allocation tools, often web-based, assist investors in selecting the right building blocks based on an investor's risk tolerance. In FMR's view, in the building block context, Nordic Fund represents too close a fit to Europe and does not offer any distinctive characteristics that would warrant owning Nordic Fund in addition to Europe Fund. Similarly, FMR believes that Nordic Fund cannot stand on its own in the building block context because there is no category of single-country Europe funds that complement the Nordic Fund, nor could an investor round out the European exposure in his or her portfolio by buying a fund focusing on Europe exclusive of the Nordic region.

Finally, the Board considered that if Nordic Fund shareholders do not approve the Reorganization, FMR will pay all costs associated with the Reorganization. If Nordic Fund shareholders vote in favor of the Reorganization, Nordic Fund will pay expenses (up to Nordic Fund's expense limitation) in connection with the Reorganization, including any expenses related to the Proxy Statement and any solicitation costs, with any Reorganization expenses in excess of that limitation to be paid by FMR.

The Reorganization is intended to permit Nordic Fund shareholders to exchange their investment for an investment in Europe Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Nordic Fund shareholder were to redeem his or her shares to invest in Europe Fund or another fund, the transaction would likely be a taxable event for the shareholder. After the Reorganization, shareholders may redeem any or all of their Europe Fund shares at net asset value at any time, at which point they would recognize a taxable gain or loss. The Board was advised that prior to the Closing Date, in preparation for the Reorganization, FMR plans to reposition Nordic Fund's portfolio. Repositioning the portfolio will generate brokerage commissions and other transaction costs that will be borne by Nordic Fund. Based on current holdings, FMR estimated that approximately 88% of Nordic Fund's portfolio will turn over, resulting in approximate trading costs (including brokerage commissions, average bid/ask spreads, taxes, and custodian fees, but excluding market impact) of $1.3 million, or 21 bp of the fund's total assets. Additionally, selling portfolio holdings will result in the recognition of a portion of Nordic Fund's unrealized capital gains. FMR advised the Board that as of February 28, 2007, realized and unrealized capital gains represented 17% of Nordic Fund's total assets, but that the total actual transaction costs, capital gains and losses realized, and distributions to shareholders were not measurable in advance.

In the event that the Reorganization is not approved, the Board will consider other options for reorganizing or liquidating the fund.

Description of the Securities to be Issued

The trust is registered with the SEC as an open-end management investment company. The trust is authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

The trust is not required to hold annual meetings of shareholders, and the trust currently does not intend to hold regular shareholder meetings. The trust is required to call a meeting of shareholders for the purposes of electing Trustees if, at any time, less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of the trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees also are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of Nordic Fund's assets for Europe Fund's shares and the assumption of the liabilities of Nordic Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Nordic Fund and Europe Fund, substantially to the effect that:

(i) The acquisition by Europe Fund of all of the assets of Nordic Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of Nordic Fund's liabilities, followed by the distribution by Nordic Fund of Europe Fund shares to the shareholders of Nordic Fund pursuant to the liquidation of Nordic Fund and constructively in exchange for their Nordic Fund shares, will constitute a reorganization within the meaning of section 368(a) of the Code;

(ii) No gain or loss will be recognized by Nordic Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of Nordic Fund's liabilities, followed by Nordic Fund's subsequent distribution of those shares to shareholders in liquidation of Nordic Fund (except to the extent that gain or loss may be recognized with respect to contracts described in Section 1256 of the Code or stock of a passive foreign investment company, as defined in Section 1297(a) of the Code);

(iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of Nordic Fund in exchange solely for Europe Fund shares and its assumption of Nordic Fund's liabilities;

(iv) The shareholders of Nordic Fund will recognize no gain or loss upon the exchange of their Nordic Fund shares solely for Europe Fund shares;

(v) The basis of Nordic Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of Nordic Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of Nordic Fund (except where investment activities of Europe Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) The basis of Nordic Fund shareholders in Europe Fund shares will be the same as their basis in Nordic Fund shares to be surrendered in exchange therefore; and

(vii) The holding period of the Europe Fund shares to be received by the Nordic Fund shareholders will include the period during which the Nordic Fund shares to be surrendered in exchange therefore were held, provided such Nordic Fund shares are held as capital assets by those shareholders on the date of the Reorganization.

As discussed in "Dividends and Other Distributions," Nordic Fund will declare and distribute additional dividends or other distributions prior to the Closing Date that will include the distribution of net realized gain form the expected sale of certain portfolio holdings prior to the merger. As of February 28, 2007, realized and unrealized capital gains represented approximately 17% of Nordic Fund's total assets.

Shareholders of Nordic Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, Nordic Fund's shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of October 31, 2006 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Nordic Fund	$ 348,427,220*	$ 36.58	 9,525,813
Europe Fund	$ 4,033,263,044	$ 42.31	 95,319,221
Europe Fund Pro Forma Combined Fund	$ 4,381,690,264	$ 42.31	 103,554,324

* Reflects adjustments of ($55,135) for estimated one-time expenses related to the Reorganization (See Note C in Notes to Unaudited Pro Forma Financial Statements).

The capitalization table above assumes that the Reorganization was consummated on October 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of Europe Fund will be received by shareholders of Nordic Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Europe Fund that actually will be received on or after such date.

Conclusion

The Agreement and the Reorganization were approved by the Board at a meeting held on December 14, 2006. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Nordic Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Nordic Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of the trust will consider other proposals for the reorganization or liquidation of the fund.

The Trustees of Fidelity Investment Trust unanimously recommend approval of the Agreement and Plan of Reorganization.

ADDITIONAL INFORMATION ABOUT EUROPE FUND

Europe Fund's Prospectus dated December 30, 2006, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Europe Fund's financial highlights for the fiscal year ended October 31, 2006, as shown below:

Europe

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.26	$ 30.42	$ 24.37	$ 18.31	$ 22.68
Income from Investment Operations
Net investment income (loss) D	.58	.33	.09	.29	.12 G
Net realized and unrealized gain (loss)	8.74	6.68	6.25	5.91	(4.25)
Total from investment operations	9.32	7.01	6.34	6.20	(4.13)
Distributions from net investment income	(.30)	(.09)	(.29)	(.14)	(.24)
Distributions from net realized gain	(3.97)	(.08)	-	-	-
Total distributions	(4.27)	(.17)	(.29)	(.14)	(.24)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 42.31	$ 37.26	$ 30.42	$ 24.37	$ 18.31
Total Return A, B, C	27.40%	23.12%	26.20%	34.09%	(18.49)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of fee waivers, if any	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of all reductions	1.05%	1.07%	1.05%	.98%	1.13%
Net investment income (loss)	1.48%	.95%	.32%	1.44%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,033,263	$ 2,547,812	$ 1,845,440	$ 1,283,191	$ 875,995
Portfolio turnover rate F	127%	99%	106%	162%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Total returns do not include the effect of the former contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Europe Fund shares have been passed upon by Dechert LLP, counsel to the trust.

Experts. The audited financial statements of Nordic Fund and Europe Fund incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended October 31, 2006. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. Fidelity Investment Trust is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the SEC's Public Reference Room in Washington D.C. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees. Please advise Fidelity Investment Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

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EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 19, 2007, by and between Fidelity Nordic Fund (Nordic Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and Nordic Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will consist of: (a) the transfer of all of the assets of Nordic Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund and the assumption by Europe Fund of Nordic Fund's liabilities; and (b) the constructive distribution of such shares by Nordic Fund pro rata to its shareholders in complete liquidation and termination of Nordic Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF NORDIC FUND.
Nordic Fund represents and warrants to and agrees with Europe Fund that:

(a) Nordic Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Nordic Fund dated December 30, 2006, previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Europe Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Nordic Fund, threatened against Nordic Fund which assert liability on the part of Nordic Fund. Nordic Fund knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Nordic Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Nordic Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Nordic Fund is a party or by which Nordic Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Nordic Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Nordic Fund at October 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Nordic Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2006 and those incurred in the ordinary course of Nordic Fund's business as an investment company since October 31, 2006;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of Nordic Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Nordic Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Nordic Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Nordic Fund (other than this Agreement) will be terminated without liability to Nordic Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Nordic Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Nordic Fund has filed or will file all federal and state tax returns which, to the knowledge of Nordic Fund's officers, are required to be filed by Nordic Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Nordic Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Nordic Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of Nordic Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Nordic Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Nordic Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Nordic Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Nordic Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire Nordic Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Nordic Fund, and this Agreement constitutes a valid and binding obligation of Nordic Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND.
Europe Fund represents and warrants to and agrees with Nordic Fund that:

(a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 30, 2006, previously furnished to Nordic Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Nordic Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Europe Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Nordic fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2006 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 2006;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its taxable year ending on October 31, 2007;

(k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to Nordic Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of Nordic Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the shares of Europe Fund pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Nordic Fund and to the other terms and conditions contained herein, Nordic Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of Nordic Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefore: (i) to assume all of Nordic Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Nordic Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Nordic Fund transferred hereunder, less the value of the liabilities of Nordic Fund, determined as provided for under Section 4.

(b) The assets of Nordic Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Nordic Fund, and any deferred or prepaid expenses shown as an asset on the books of Nordic Fund on the Closing Date. Nordic Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Nordic Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of Nordic Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Nordic Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Nordic Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in Nordic Fund and Nordic Fund will be liquidated in accordance with Nordic Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the Nordic Fund shareholders and transferring the Europe Fund Shares thereto. Each Nordic Fund shareholder's account shall be credited with the respective pro rata number of full and fractional Europe Fund Shares due that shareholder. All outstanding Nordic Fund shares, including any represented by certificates, shall simultaneously be canceled on Nordic Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of Nordic Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on Nordic Fund's books of the Nordic Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Europe Fund will deliver to Nordic Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of Nordic Fund transferred hereunder less the liabilities of Nordic Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Europe Fund Shares to be delivered to Nordic Fund, the value of the assets of Nordic Fund transferred hereunder, and the value of the liabilities of Nordic Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Nordic Fund shall be computed in the manner set forth in the then-current Nordic Fund Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Nordic Fund and Europe Fund.

5. FEES; EXPENSES.

(a) If shareholders approve the Reorganization, Nordic Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the fund's 1.25% expense cap. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund. If shareholders do not approve the Reorganization, FMR will be responsible for all expenses, fees, and other charges in connection with the transactions contemplated by this Agreement that otherwise would have been the responsibility of Nordic Fund and/or Europe Fund.

(b) Each of Europe Fund and Nordic Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on June 22, 2007, or at some other time, date, and place agreed to by Nordic Fund and Europe Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Nordic Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF NORDIC FUND.

(a) Nordic Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Nordic Fund.

(b) Nordic Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, Nordic Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Nordic Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

(a) That Nordic Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Nordic Fund made in this Agreement are true and correct in all material respects and that Nordic Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Nordic Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Nordic Fund;

(c) That, on or prior to the Closing Date, Nordic Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Nordic Fund substantially all of Nordic Fund's investment company taxable income and substantially all of its net realized capital gain, if any, as of the Closing Date;

(d) That Nordic Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Nordic Fund's behalf by its Treasurer or Assistant Treasurer;

(e) That Nordic Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of Nordic Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) Nordic Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Nordic Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of Nordic Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Nordic Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Nordic Fund;

(h) That Nordic Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in Nordic Fund's financial position since October 31, 2006, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Nordic Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Nordic Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, Nordic Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of Nordic Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF NORDIC FUND.

(a) That Europe Fund shall have executed and delivered to Nordic Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of Nordic Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Europe Fund furnishes to Nordic Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Nordic Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Nordic Fund shall have received an opinion of Dechert LLP, counsel to Nordic Fund and Europe Fund, to the effect that the shares of Europe Fund are duly authorized and upon delivery to Nordic Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Nordic Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND NORDIC FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Nordic Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or Nordic Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or Nordic Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and Nordic Fund, threatened by the Commission; and

(f) That Europe Fund and Nordic Fund shall have received an opinion of Dechert LLP satisfactory to Europe Fund and Nordic Fund that for federal income tax purposes:

(i) The Reorganization will be a reorganization under section 368(a) of the Code;

(ii) No gain or loss will be recognized by Nordic Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of Nordic Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of Nordic Fund in liquidation of Nordic Fund (except to the extent that gain or loss may be recognized with respect to contracts described in Section 1256 of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code);

(iii) No gain or loss will be recognized by Europe Fund on the receipt of Nordic Fund's assets in exchange solely for the Europe Fund Shares and the assumption of Nordic Fund's liabilities;

(iv) The basis of Nordic Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in Nordic Fund's hands immediately prior to the Reorganization;

(v) Europe Fund's holding period in the assets to be received from Nordic Fund will include Nordic Fund's holding period in such assets (except where investment activities of Europe Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) A Nordic Fund shareholder will recognize no gain or loss on the exchange of his or her Nordic Fund shares for the Europe Fund Shares in the Reorganization;

 (vii) A Nordic Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the Nordic Fund shares exchanged therefore;

(viii) A Nordic Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of Nordic Fund shares exchanged, provided that those Nordic Fund shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Nordic Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND NORDIC FUND.

 (a) Europe Fund and Nordic Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions, and provided further that during the period between shareholder approval and the Closing Date, Nordic Fund expects to temporarily depart from its 80% name test policy to facilitate aligning its investments with Europe Fund in preparation for the Closing;

(b) Nordic Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Nordic Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of Nordic Fund's shares; and

(d) Nordic Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Nordic Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Europe Fund and Nordic Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or Nordic Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Nordic Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or Nordic Fund; provided, however, that following the shareholders' meeting called by Nordic Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Europe Fund to be paid to Nordic Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of the Funds' Declaration of Trust, as amended and restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

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Fidelity is a registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

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Supplement to
Fidelity Targeted International
Equity Funds®
December 30, 2006
Prospectus

Proposed Reorganization. The Board of Trustees of of Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Nordic Fund and Fidelity Europe Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Nordic Fund in exchange for shares of Fidelity Europe Fund equal in value to the relative net asset value of the outstanding shares of of Nordic Fund. After the exchange, Fidelity Nordic Fund will distribute the Fidelity Europe Fund shares to its shareholders pro rata, in liquidation of Fidelity Nordic Fund (these transactions are referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Nordic Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Nordic Fund is expected to be held on May 16, 2007, and approval of the Agreement will be voted on at that time. Shareholders of record on March 19, 2007 will be entitled to vote at the Meeting. In connection with the Meeting, Fidelity Nordic Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Europe Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place in June 2007. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Nordic Fund shareholders fail to approve the Agreement, Fidelity Nordic Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Nordic Fund.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Europe Fund, please call 1-800-544-5138 after March 19, 2007. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

Adam Kutas no longer serves as portfolio manager of Fidelity Latin America.

TIF-07-01 January 16, 2007
1.483702.147

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Targeted International Equity

Funds®

	Fund Number	Trading Symbol
Fidelity® Canada Fund	309	FICDX
Fidelity China Region Fund	352	FHKCX
Fidelity Emerging Markets Fund	322	FEMKX
Fidelity Europe Fund	301	FIEUX
Fidelity Europe Capital Appreciation Fund	341	FECAX
Fidelity Japan Fund	350	FJPNX
Fidelity Japan Smaller Companies Fund	360	FJSCX
Fidelity Latin America Fund	349	FLATX
Fidelity Nordic Fund	342	FNORX
Fidelity Pacific Basin Fund	302	FPBFX
Fidelity Southeast Asia Fund	351	FSEAX

Prospectus

December 30, 2006

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Canada Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Canadian issuers and other investments that are tied economically to Canada.
  Potentially investing in securities of U.S. issuers.
  Normally investing primarily in common stocks.
  Investing up to 35% of total assets in any industry that accounts for more than 20% of the Canadian market.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Geographic Concentration in Canada. Because FMR concentrates the fund's investments in Canada, the fund's performance is expected to be closely tied to social, political, and economic conditions within Canada and to be more volatile than the performance of more geographically diversified funds. In addition, because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse social, political, economic, or regulatory developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

China Region Fund seeks long-term growth of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Hong Kong, Taiwanese, and Chinese issuers and other investments that are tied economically to the China region.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the China region as a whole.
  Investing up to 35% of total assets in any industry that accounts for more than 20% of the Hong Kong, Taiwanese, and Chinese market.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Geographic Concentration in the China Region. Because FMR concentrates the fund's investments in the China region, the fund's performance is expected to be closely tied to social, political, and economic conditions within the China region and to be more volatile than the performance of more geographically diversified funds. In addition, because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse social, political, economic, or regulatory developments.

  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Emerging Markets Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of issuers in emerging markets (countries that have an emerging stock market as defined by Standard & Poor's® (S&P®), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.
  Normally investing primarily in common stocks.

Prospectus

Fund Summary - continued

  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign and Emerging Market Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Europe Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of European issuers and other investments that are tied economically to Europe.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Geographic Concentration in Europe. Because FMR concentrates the fund's investments in Europe, the fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Europe Capital Appreciation Fund seeks long-term capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of European issuers and other investments that are tied economically to Europe.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Geographic Concentration in Europe. Because FMR concentrates the fund's investments in Europe, the fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Japan Fund seeks long-term growth of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Japanese issuers and other investments that are tied economically to Japan.
  Normally investing primarily in common stocks.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Geographic Concentration in Japan. Because FMR concentrates the fund's investments in Japan, the fund's performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Japan Smaller Companies Fund seeks long-term growth of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell/Nomura Mid-Small Cap Index or the Japanese Association of Securities Dealers Automated Quotations Index (JASDAQ).
  Potentially investing in securities of Japanese issuers with larger market capitalizations.
  Normally investing primarily in common stocks.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Geographic Concentration in Japan. Because FMR concentrates the fund's investments in Japan, the fund's performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Latin America Fund seeks long-term growth of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Latin American issuers and other investments that are tied economically to Latin America.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.
  Investing up to 35% of total assets in any industry that accounts for more than 20% of the Latin American market.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Prospectus

Fund Summary - continued

  Geographic Concentration in Latin America. Because FMR concentrates the fund's investments in Latin America, the fund's performance is expected to be closely tied to social, political, and economic conditions within Latin America and to be more volatile than the performance of more geographically diversified funds. In addition, because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse social, political, economic, or regulatory developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Nordic Fund seeks long-term growth of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Danish, Finnish, Norwegian, and Swedish issuers and other investments that are tied economically to the Nordic region.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Nordic region as a whole.
  Investing up to 35% of total assets in any industry that accounts for more than 20% of the Nordic market.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Geographic Concentration in Nordic Region. Because FMR concentrates the fund's investments in the Nordic region, the fund's performance is expected to be closely tied to social, political, and economic conditions within the Nordic region and to be more volatile than the performance of more geographically diversified funds. In addition, because FMR may invest a significant percentage of the fund's assets in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse social, political, economic, or regulatory developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Pacific Basin Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Pacific Basin issuers and other investments that are tied economically to the Pacific Basin.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Geographic Concentration in Pacific Basin. Because FMR concentrates the fund's investments in the Pacific Basin, the fund's performance is expected to be closely tied to social, political, and economic conditions within the Pacific Basin and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Prospectus

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Southeast Asia Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities of Southeast Asian issuers and other investments that are tied economically to Southeast Asia.
  Normally investing primarily in common stocks.
  Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Geographic Concentration in Southeast Asia. Because FMR concentrates the fund's investments in Southeast Asia, the fund's performance is expected to be closely tied to social, political, and economic conditions within Southeast Asia and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and except Canada, an average of the performance of similar funds over various periods of time. Prior to September 1, 2000, China Region operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

Canada
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	15.96%	6.12%	-14.92%	40.56%	12.28%	-9.61%	-4.27%	51.91%	23.92%	27.89%

During the periods shown in the chart for Canada:	Returns	Quarter ended
Highest Quarter Return	31.62%	December 31, 1999
Lowest Quarter Return	-28.11%	September 30, 1998
Year-to-Date Return	9.83%	September 30, 2006
China Region
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	40.99%	-22.05%	-5.34%	84.90%	-17.58%	-10.49%	-15.08%	45.49%	11.55%	14.46%

During the periods shown in the chart for China Region:	Returns	Quarter ended
Highest Quarter Return	38.17%	December 31, 1999
Lowest Quarter Return	-31.38%	December 31, 1997
Year-to-Date Return	15.91%	September 30, 2006
Emerging Markets
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	10.00%	-40.77%	-26.56%	70.50%	-32.95%	-2.48%	-6.93%	48.80%	22.94%	44.31%

During the periods shown in the chart for Emerging Markets:	Returns	Quarter ended
Highest Quarter Return	33.41%	December 31, 1999
Lowest Quarter Return	-24.44%	September 30, 1998
Year-to-Date Return	13.29%	September 30, 2006
Europe
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	25.63%	22.89%	20.77%	18.69%	-9.14%	-16.03%	-25.46%	46.91%	28.95%	18.17%

During the periods shown in the chart for Europe:	Returns	Quarter ended
Highest Quarter Return	29.36%	June 30, 2003
Lowest Quarter Return	-28.01%	September 30, 2002
Year-to-Date Return	13.37%	September 30, 2006
Europe Capital Appreciation
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	25.89%	24.96%	21.66%	23.76%	-5.78%	-13.11%	-15.01%	36.87%	16.41%	16.20%

During the periods shown in the chart for Europe Capital Appreciation:	Returns	Quarter ended
Highest Quarter Return	23.45%	June 30, 2003
Lowest Quarter Return	-22.82%	September 30, 2002
Year-to-Date Return	20.94%	September 30, 2006
Japan
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	-11.19%	-10.73%	13.09%	146.07%	-36.48%	-33.82%	-7.36%	37.02%	10.92%	42.68%

During the periods shown in the chart for Japan:	Returns	Quarter ended
Highest Quarter Return	37.45%	December 31, 1999
Lowest Quarter Return	-26.00%	September 30, 2001
Year-to-Date Return	-8.28%	September 30, 2006
Japan Smaller Companies
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	-24.59%	-30.35%	31.16%	237.41%	-50.23%	-20.05%	0.94%	60.89%	22.29%	41.36%

During the periods shown in the chart for Japan Smaller Companies:	Returns	Quarter ended
Highest Quarter Return	41.85%	March 31, 1999
Lowest Quarter Return	-26.38%	December 31, 2000
Year-to-Date Return	-20.69%	September 30,2006
Latin America
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	30.72%	32.89%	-38.34%	54.90%	-17.46%	-6.04%	-20.85%	65.78%	41.11%	55.17%

During the periods shown in the chart for Latin America:	Returns	Quarter ended
Highest Quarter Return	35.67%	December 31, 1999
Lowest Quarter Return	-30.76%	September 30, 1998
Year-to-Date Return	20.42%	September 30, 2006
Nordic
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	41.69%	12.11%	29.54%	59.51%	-8.49%	-27.89%	-18.27%	38.82%	32.72%	18.50%

During the periods shown in the chart for Nordic:	Returns	Quarter ended
Highest Quarter Return	39.05%	December 31, 1999
Lowest Quarter Return	-24.79%	September 30, 2002
Year-to-Date Return	15.23%	September 30, 2006
Pacific Basin
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	-2.76%	-15.10%	8.26%	119.61%	-35.32%	-19.90%	-7.87%	38.69%	14.08%	32.52%

During the periods shown in the chart for Pacific Basin:	Returns	Quarter ended
Highest Quarter Return	37.53%	December 31, 1999
Lowest Quarter Return	-21.42%	September 30, 2001
Year-to-Date Return	3.82%	September 30, 2006
Southeast Asia
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	10.16%	-38.88%	-5.79%	91.53%	-30.43%	-3.68%	-11.35%	52.34%	13.59%	33.56%

During the periods shown in the chart for Southeast Asia:	Returns	Quarter ended
Highest Quarter Return	43.19%	December 31, 1999
Lowest Quarter Return	-28.57%	December 31, 1997
Year-to-Date Return	16.41%	September 30, 2006

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2005	Past 1 year	Past 5 years	Past 10 years
Canada
Return Before Taxes	27.89%	15.81%	13.16%
Return After Taxes on Distributions	27.88%	15.83%	11.90%
Return After Taxes on Distributions and Sale of Fund Shares	18.29%	14.00%	10.91%
S&P/TSX Composite (reflects no deduction for fees, expenses, or taxes)	27.31%	12.13%	12.70%
China Region
Return Before Taxes	14.46%	7.14%	8.39%
Return After Taxes on Distributions	14.35%	6.78%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	9.74%	6.01%	7.06%
Hang Seng Index (reflects no deduction for fees, expenses, or taxes)	8.28%	3.00%	7.17%
Fidelity® China Region Fund Linked Index (reflects no deduction for fees, expenses, or taxes)	6.05%	6.01%	8.03%
LipperSM China Region Funds Average (reflects no deduction for sales charges or taxes)	7.95%	8.22%	3.79%
Emerging Markets
Return Before Taxes	44.31%	19.10%	2.74%
Return After Taxes on Distributions	44.25%	19.08%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares	29.31%	17.03%	2.33%
MSCI® EM Index (reflects no deduction for fees, expenses, or taxes)	34.54%	19.44%	6.98%
Europe
Return Before Taxes	18.17%	6.98%	10.91%
Return After Taxes on Distributions	15.47%	6.36%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	13.51%	5.82%	9.08%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)	9.62%	3.93%	9.62%
Lipper European Region Funds Average (reflects no deduction for sales charges or taxes)	12.29%	5.66%	10.90%
Europe Capital Appreciation
Return Before Taxes	16.20%	6.46%	11.80%
Return After Taxes on Distributions	13.52%	5.79%	10.34%
Return After Taxes on Distributions and Sale of Fund Shares	12.62%	5.39%	9.70%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)	9.62%	3.93%	9.62%
Japan
Return Before Taxes	42.68%	5.86%	6.42%
Return After Taxes on Distributions	42.68%	5.87%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares	27.82%	5.07%	5.41%
TOPIX (reflects no deduction for fees, expenses, or taxes)	26.08%	5.55%	0.03%
Lipper Japanese Funds Average (reflects no deduction for sales charges or taxes)	33.64%	4.26%	2.53%
Japan Smaller Companies
Return Before Taxes	41.36%	17.55%	10.01%
Return After Taxes on Distributions	40.26%	17.36%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	28.19%	15.49%	8.44%
Russell/Nomura Small CapTM Index (reflects no deduction for fees, expenses, or taxes)	36.88%	15.94%	2.55%
Lipper Japanese Funds Average (reflects no deduction for sales charges or taxes)	33.64%	4.26%	2.53%
Latin America
Return Before Taxes	55.17%	21.97%	13.97%
Return After Taxes on Distributions	54.58%	21.54%	13.54%
Return After Taxes on Distributions and Sale of Fund Shares	36.67%	19.36%	12.37%
MSCI EM - Latin America Index (reflects no deduction for fees, expenses, or taxes)	50.42%	23.02%	14.58%
Lipper Latin American Funds Average (reflects no deduction for sales charges or taxes)	53.38%	21.29%	14.71%
Nordic
Return Before Taxes	18.50%	5.17%	14.48%
Return After Taxes on Distributions	16.94%	4.83%	13.90%
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	4.45%	12.85%
FTSE World Nordic Index (reflects no deduction for fees, expenses, or taxes)	15.69%	2.64%	13.11%
Lipper European Region Funds Average (reflects no deduction for sales charges or taxes)	12.29%	5.66%	10.90%
Pacific Basin
Return Before Taxes	32.52%	9.12%	6.99%
Return After Taxes on Distributions	32.23%	9.03%	6.55%
Return After Taxes on Distributions and Sale of Fund Shares	21.74%	7.95%	5.90%
MSCI AC Pacific Index (reflects no deduction for fees, expenses, or taxes)	23.14%	8.12%	1.30%
Lipper Pacific Regions Funds Average (reflects no deduction for sales charges or taxes)	27.43%	9.70%	4.67%
Southeast Asia
Return Before Taxes	33.56%	14.57%	5.25%
Return After Taxes on Distributions	33.05%	14.55%	5.12%
Return After Taxes on Distributions and Sale of Fund Shares	22.78%	12.97%	4.60%
MSCI AC Far East ex Japan Index (reflects no deduction for fees, expenses, or taxes)	21.44%	12.84%	1.00%
Lipper Pacific Region ex Japan Funds Average (reflects no deduction for sales charges or taxes)	27.88%	15.93%	6.36%

Prospectus

Morgan Stanley Capital International All Country (MSCI AC) Far East ex Japan Index is a market capitalization-weighted index of stocks traded in various Asian markets, excluding Japan. The index is designed to measure equity market performance in the Far East, except for Japan, and excludes certain market segments unavailable to U.S. based investors. Index returns for periods after October 31, 2001 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

Morgan Stanley Capital International Emerging Markets (MSCI EM) - Latin America Index is a market capitalization-weighted index of stocks traded in various Latin American markets. The index is designed to measure equity market performance in Latin America and excludes certain market segments unavailable to U.S. based investors.

Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of equity securities of companies domiciled in various European countries. The index is designed to represent the performance of developed stock markets in Europe and excludes certain market segments unavailable to U.S. based investors. Index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

Morgan Stanley Capital International All Country (MSCI AC) Pacific Index is a market capitalization-weighted index of stocks traded in various Pacific-region markets. The index is designed to measure equity market performance in the Pacific region and excludes certain market segments unavailable to U.S. based investors. Index returns for periods after October 31, 2001 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

The S&P/TSX Composite Index is a market capitalization-weighted index of stocks traded in the Canadian market.

Hang Seng Index is a market capitalization-weighted index of the stocks of 33 of the largest companies in the Hong Kong market.

Fidelity China Region Fund Linked Index represents the performance of the Hang Seng Index, described above, from the commencement of the fund until September 1, 2000 and the Morgan Stanley Capital InternationalSM  (MSCI®) Golden Dragon Plus Index beginning September 1, 2000. MSCI Golden Dragon Plus Index is a market capitalization-weighted index designed to represent the performance of the equity markets of Hong Kong, Taiwan, and China, with HSBC Holdings PLC included in Hong Kong at its market capitalization weight.

Tokyo Stock Exchange Stock Price Index (TOPIX) is a market capitalization-weighted index of the largest and better established stocks traded on the Tokyo Stock Exchange.

Russell/Nomura Small Cap(TM) Index is a market capitalization-weighted index of common stocks domiciled in Japan that measures the performance of small companies that represent approximately 15% of the total market capitalization of the largest investable Japanese securities.

Financial Times-Stock Exchange (FTSE) World Nordic Index is a market capitalization-weighted index of stocks traded in various Scandinavian markets, designed to measure equity performance in the Scandinavian markets.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributionsA	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed) for Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia onlyB	1.50%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe and Europe Capital Appreciation onlyB	1.00%

A Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from fund assets)

Canada	Management fee	0.70%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.30%
	Total annual fund operating expenses	1.00%
China Region	Management fee	0.71%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.43%
	Total annual fund operating expenses	1.14%
Emerging Markets	Management fee	0.72%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.39%
	Total annual fund operating expenses	1.11%
Europe	Management fee	0.84%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.32%
	Total annual fund operating expenses	1.16%
Europe Capital Appreciation	Management fee	0.76%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.33%
	Total annual fund operating expenses	1.09%
Japan	Management fee	0.77%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.31%
	Total annual fund operating expenses	1.08%
Japan Smaller Companies	Management fee	0.72%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.30%
	Total annual fund operating expenses	1.02%
Latin America	Management fee	0.72%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.33%
	Total annual fund operating expenses	1.05%
Nordic	Management fee	0.71%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.43%
	Total annual fund operating expensesA	1.14%
Pacific Basin	Management fee	0.76%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.38%
	Total annual fund operating expenses	1.14%
Southeast Asia	Management fee	0.81%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.40%
	Total annual fund operating expenses	1.21%

A Effective February 1, 2005, FMR has voluntarily agreed to reimburse Nordic Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses, as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.)

Prospectus

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Canada	1 year	$ 102
	3 years	$ 318
	5 years	$ 552
	10 years	$ 1,225
China Region	1 year	$ 116
	3 years	$ 362
	5 years	$ 628
	10 years	$ 1,386
Emerging Markets	1 year	$ 113
	3 years	$ 353
	5 years	$ 612
	10 years	$ 1,352
Europe	1 year	$ 118
	3 years	$ 368
	5 years	$ 638
	10 years	$ 1,409
Europe Capital Appreciation	1 year	$ 111
	3 years	$ 347
	5 years	$ 601
	10 years	$ 1,329
Japan	1 year	$ 110
	3 years	$ 343
	5 years	$ 595
	10 years	$ 1,317
Japan Smaller Companies	1 year	$ 104
	3 years	$ 325
	5 years	$ 563
	10 years	$ 1,248
Latin America	1 year	$ 107
	3 years	$ 334
	5 years	$ 579
	10 years	$ 1,283
Nordic	1 year	$ 116
	3 years	$ 362
	5 years	$ 628
	10 years	$ 1,386
Pacific Basin	1 year	$ 116
	3 years	$ 362
	5 years	$ 628
	10 years	$ 1,386
Southeast Asia	1 year	$ 123
	3 years	$ 384
	5 years	$ 665
	10 years	$ 1,466

Prospectus

Fund Basics

Investment Details

Investment Objective

Canada Fund seeks growth of capital over the long term.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in securities of Canadian issuers and other investments that are tied economically to Canada. FMR may also invest the fund's assets in U.S. issuers. FMR normally invests the fund's assets primarily in common stocks.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Canadian market as a whole, as represented by an index determined by FMR to be an appropriate measure of the Canadian market, currently the S&P/TSX Composite FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

China Region Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Hong Kong, Taiwanese, and Chinese issuers and other investments that are tied economically to the China region. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different China region countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the China region as a whole.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Hong Kong, Taiwanese, and Chinese market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market, currently the Golden Dragon Index. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Emerging Markets Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. For example, countries in the MSCI EM Index and Hong Kong are considered to be emerging. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Investment Objective

Europe Fund seeks growth of capital over the long term.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of European issuers and other investments that are tied economically to Europe. Europe includes all member countries of the European Union, Norway, Switzerland, and certain European countries with low- to middle-income economies as classified by the World Bank. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Europe Capital Appreciation Fund seeks long-term capital appreciation.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of European issuers and other investments that are tied economically to Europe. Europe includes all member countries of the European Union, Norway, Switzerland, and certain European countries with low- to middle-income economies as classified by the World Bank. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Japan Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Japanese issuers and other investments that are tied economically to Japan. FMR normally invests the fund's assets primarily in common stocks.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Japan Smaller Companies Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations. For purposes of this fund, FMR defines smaller market capitalization issuers as those whose market capitalization is similar to the market capitalization of companies in the Russell/Nomura Mid-Small Cap Index or the JASDAQ. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization is above this level after purchase continue to be considered to have a smaller market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations. FMR normally invests the fund's assets primarily in common stocks.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Prospectus

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Latin America Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama, and Venezuela. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Latin American market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market, currently the MSCI Emerging Markets Latin America. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Nordic Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Danish, Finnish, Norwegian, and Swedish issuers and other investments that are tied economically to the Nordic region. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different Nordic countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Nordic region as a whole.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Nordic market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market, currently the FTSE World Nordic Index. FMR intends to measure the percentage of the index represented by each industry no less than once per month.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Pacific Basin Fund seeks growth of capital over the long term.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Pacific Basin issuers and other investments that are tied economically to the Pacific Basin. The Pacific Basin includes Australia, Hong Kong, Indonesia, Japan, South Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different Pacific Basin countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Investment Objective

Southeast Asia Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in securities of Southeast Asian issuers and other investments that are tied economically to Southeast Asia. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different Southeast Asian countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, loans and loan participations, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. In addition, because FMR may invest a significant percentage of the assets of Latin America Fund in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Geographic Concentration. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Prospectus

Special Considerations regarding Asia. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of China. Most Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations, and restrictions, rising unemployment, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region.

Special Considerations regarding the China Region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. These China region economies can also be significantly affected by general social, economic, and political conditions in China and other Asian countries. In addition, the Taiwanese economy can be significantly affected by security threats from China. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Also, foreign investments may be restricted. Changes in government policy could significantly affect the local markets.

Special Considerations regarding Japan. The Japanese economy is characterized by government intervention and protectionism, and an unstable financial services sector. Also, the Japanese economy could be recovering from a long recession, although uncertainties about its recovery remain. International trade, government support of the financial services sector and other troubled sectors, consistent government policy, natural disasters, and geo-political developments can significantly affect economic growth. The United States is Japan's largest single trading partner, but a significant portion of Japan's trade is conducted with developing nations, almost all of which are in East and Southeast Asia.

Special Considerations regarding the Pacific Basin. The Pacific Basin economies are in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. Many of the Pacific Basin economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Basin economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The Australia and New Zealand economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.

Special Considerations regarding Southeast Asia. Most economies in Southeast Asia are generally considered emerging markets and may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Southeast Asian economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

Special Considerations regarding Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

Special Considerations regarding Europe. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU imposes on its members or requires candidates for EMU membership to comply with. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments.

Special Considerations regarding the Nordic Region. The Nordic economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland and Sweden may result in reduced government spending and higher unemployment. Denmark has elected not to join the final stage of the EMU and Norway has elected not to join both the EU and the EMU and, as a result, these countries may have more flexibility to pursue different fiscal and economic goals.

Special Considerations regarding Latin America. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency fluctuations or devaluations in any country can have a significant affect on the entire region. Because commodities such as, without limitation, agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Canada Fund seeks growth of capital over the long term.

China Region Fund seeks long-term growth of capital.

Emerging Markets Fund seeks capital appreciation.

Europe Fund seeks growth of capital over the long term.

Europe Capital Appreciation Fund seeks long-term capital appreciation.

Japan Fund seeks long-term growth of capital.

Japan Smaller Companies Fund seeks long-term growth of capital.

Latin America Fund seeks long-term growth of capital.

Nordic Fund seeks long-term growth of capital.

Pacific Basin Fund seeks growth of capital over the long term.

Southeast Asia Fund seeks capital appreciation.

Shareholder Notice

The following policies are subject to change only upon 60 days' prior notice to shareholders:

Canada Fund normally invests at least 80% of its assets in securities of Canadian issuers and other investments that are tied economically to Canada.

China Region Fund normally invests at least 80% of its assets in securities of Hong Kong, Taiwanese, and Chinese issuers and other investments that are tied economically to the China region.

Emerging Markets Fund normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets.

Europe Fund normally invests at least 80% of its assets in securities of European issuers and other investments that are tied economically to Europe.

Europe Capital Appreciation Fund normally invests at least 80% of its assets in securities of European issuers and other investments that are tied economically to Europe.

Japan Fund normally invests at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan.

Japan Smaller Companies Fund normally invests at least 80% of its assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations.

Latin America Fund normally invests at least 80% of its assets in securities of Latin American issuers and other investments that are tied economically to Latin America.

Nordic Fund normally invests at least 80% of its assets in securities of Danish, Finnish, Norwegian, and Swedish issuers and other investments that are tied economically to the Nordic region.

Pacific Basin Fund normally invests at least 80% of its assets in securities of Pacific Basin issuers and other investments that are tied economically to the Pacific Basin.

Southeast Asia Fund normally invests at least 80% of its assets in securities of Southeast Asian issuers and other investments that are tied economically to Southeast Asia.

Country or Geographic Region

FMR considers a number of factors to determine whether an investment is tied economically to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Prospectus

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts.

Prospectus

Shareholder Information - continued

In addition, each fund may waive or lower purchase minimums in other circumstances.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the funds' policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. A fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the funds' policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from a fund. A fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, each fund imposes a short-term redemption fee on redemptions from each fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to a fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Wrap account client purchases and sale transactions will be monitored under a fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Each fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the funds' satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity funds' Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity funds' Treasurer that its investment strategy will not lead to excessive trading. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to a fund. Short-term trading by these investors is likely to go undetected by a fund and may increase costs and disrupt portfolio management. The funds will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency.

The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the funds' policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

Effective the close of business on February 28, 2006, new positions in Japan Smaller Companies may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on February 28, 2006, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by February 28, 2006, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since February 28, 2006, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of each fund is the fund's NAV, minus the short-term redemption fee, if applicable.

For Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia, if you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For Europe and Europe Capital Appreciation, if you sell your shares after holding them for 30 days, a 1.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

Prospectus

Shareholder Information - continued

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary or mutual fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Remember to keep shares in your fund positions to be eligible to purchase additional shares of the funds.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policy applies to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 29, 2006, FMR had approximately $9.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Canada, Emerging Markets, Europe Capital Appreciation, and Latin America. FMRC may provide investment advisory services for China Region, Europe, Japan, Japan Smaller Companies, Nordic, Pacific Basin, and Southeast Asia.

FMRC is an affiliate of FMR. As of March 29, 2006, FMRC had approximately $693.9 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc., serves as a sub-adviser for each fund. FRAC, an affiliate of FMR, was organized in 1986 to provide investment research and advice on issuers based outside the United States and currently also provides investment research and advice on domestic issuers. FRAC may provide investment research and advice for each fund and may also provide investment advisory services for each fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of October 11, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. Currently, FIIA has day-to-day responsibility for choosing investments for China Region, and Southeast Asia. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, and Nordic.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 27, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. Currently, FIIA(U.K.)L has day-to-day responsibility for choosing investments for Europe and Nordic. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada, China Region, Emerging Markets, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Pacific Basin, and Southeast Asia.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for each fund. As of September 27, 2006, FIJ had approximately $33.7 billion in discretionary assets under management. Currently, FIJ has day-to-day responsibility for choosing investments for Japan, Japan Smaller Companies, and Pacific Basin. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Latin America, Nordic, and Southeast Asia from time to time.

Brent Bottamini is co-manager of Latin America Fund, which he has managed since April 2005. Since joining Fidelity Investments in 1998, he has worked as a research analyst and manager.

Yoko Ishibashi is vice president and manager of Japan Fund, which she has managed since June 2000. Since joining Fidelity Investments in 1994, Ms. Ishibashi has worked as an analyst and portfolio manager.

Adam Kutas is co-manager of Latin America Fund, which he has managed since April 2005. Since joining Fidelity Investments in 1996, he has worked as a research analyst and manager.

Kon Chung Lee is interim manager of China Region Fund, which he has managed since June 2005. Since joining Fidelity Investments in 1982, Mr. Lee has served as an investment analyst, assistant portfolio manager and portfolio manager.

Maxime LeMieux is vice president and manager of Fidelity Canada Fund, which he has managed since November 2002. Since joining Fidelity in 1996, Mr. LeMieux has worked as a research analyst and manager.

Allan Liu is vice president and manager of Southeast Asia Fund, which he has managed since April 1993. Since joining Fidelity Investments in 1987, Mr. Liu has worked as a research analyst and manager.

Darren Maupin is vice president and manager of Europe Capital Appreciation Fund, which he has managed since January 2006. He also manages other Fidelity funds. Since joining Fidelity in 1998, Mr. Maupin has worked as a research analyst and manager.

Kenichi Mizushita is vice president and manager of Fidelity Japan Smaller Companies Fund, which he has managed since December 1996. He also manages funds for Fidelity International Limited. Since joining Fidelity Investments in 1985, Mr. Mizushita has worked as a research analyst and manager.

Dale Nicholls is vice president and manager of Fidelity Pacific Basin Fund, which he has managed since October 2004. He also manages other Fidelity Funds. Since joining Fidelity Investments in 1996, Mr. Nicholls has worked as a research analyst and manager.

Trygve Toraasen is vice president and manager of Europe Fund and Nordic Fund, which he has managed since January 2006 and June 1998, respectively. Since joining Fidelity Investments in 1994, Mr. Toraasen has worked as a research analyst and manager.

Robert von Rekowsky is vice president and manager of Emerging Markets Fund, which he has managed since January 2004. He also manages other Fidelity Funds. Since joining Fidelity Investments in 1989, Mr. von Rekowsky has worked as a research analyst and manager.

Prospectus

Fund Services - continued

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Bottamini, Ms. Ishibashi, Mr. Kutas, Mr. Lee, Mr. LeMieux, Mr. Liu, Mr. Maupin, Mr. Mizushita, Mr. Nicholls, Mr. Toraasen, and Mr. von Rekowsky.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

For China Region, Emerging Markets, Japan Smaller Companies, Latin America, and Nordic, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

For Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Canada has performed relative to the S&P/TSX Composite, Europe has performed relative to the MSCI Europe Index, Europe Capital Appreciation has performed relative to the MSCI Europe Index, Japan has performed relative to the TOPIX, Pacific Basin has performed relative to the MSCI AC Pacific Index, or Southeast Asia has performed relative to the MSCI AC Far East ex Japan Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For October 2006, the group fee rate was 0.26%. The individual fund fee rate is 0.45% for each fund.

The basic fee for Europe, Japan, Pacific Basin, and Southeast Asia for the fiscal year ended October 31, 2006 was 0.72% of each fund's average net assets. The basic fee for Canada and Europe Capital Appreciation for the fiscal year ended October 31, 2006 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period Canada's performance to that of the S&P/TSX Composite, Europe's performance to that of the MSCI Europe Index, Europe Capital Appreciation's performance to that of the MSCI Europe Index, Japan's performance to that of the TOPIX, Pacific Basin's performance to that of the MSCI AC Pacific Index, and Southeast Asia's performance to that of the MSCI AC Far East ex Japan Index.

For Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia, the performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% (for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia) of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended October 31, 2006, for each fund is shown in the following table.

Total Management Fee
Canada	0.70%
China Region	0.71%
Emerging Markets	0.72%
Europe	0.84%
Europe Capital Appreciation	0.76%
Japan	0.77%
Japan Smaller Companies	0.72%
Latin America	0.72%
Nordic	0.71%
Pacific Basin	0.76%
Southeast Asia	0.81%

Prospectus

FMR pays FMRC and FMR U.K. for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in the funds' annual report for the fiscal period ended October 31, 2006.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

As of October 31, 2006, approximately 61.13% and 38.67% of Europe and Japan's total outstanding shares, respectively, were held by FMR affiliates.

Fund Distribution

FDC distributes each fund's shares.

Intermediaries, including retirement plan sponsors, service-providers, and administrators, may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (for Canada, China Region, Emerging Markets, Europe, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia) and Deloitte & Touche LLP (for Europe Capital Appreciation), independent registered public accounting firms, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of the annual report is available upon request.

Canada

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 39.14	$ 31.87	$ 25.13	$ 17.52	$ 17.23
Income from Investment Operations
Net investment income (loss) D	.34	.20	.10	.05	.02
Net realized and unrealized gain (loss)	10.15	7.12	6.74	7.58	.28
Total from investment operations	10.49	7.32	6.84	7.63	.30
Distributions from net investment income	(.16)	(.08)	(.13)	(.04)	(.03)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.17)	(.08)	(.13)	(.04)	(.03)
Redemption fees added to paid in capital D	.02	.03	.03	.02	.02
Net asset value, end of period	$ 49.48	$ 39.14	$ 31.87	$ 25.13	$ 17.52
Total Return A, B, C	26.93%	23.11%	27.45%	43.75%	1.85%
Ratios to Average Net Assets E, G
Expenses before reductions	1.00%	1.08%	1.20%	1.42%	1.52%
Expenses net of fee waivers, if any	1.00%	1.08%	1.20%	1.42%	1.52%
Expenses net of all reductions	.97%	1.04%	1.15%	1.37%	1.46%
Net investment income (loss)	.74%	.55%	.34%	.26%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,136,927	$ 1,722,516	$ 413,319	$ 167,205	$ 77,251
Portfolio turnover rate F	50%	24%	47%	52%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Total returns do not include the effect of the former contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Prospectus

Appendix - continued

China Region

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 15.88	$ 15.14	$ 11.16	$ 11.27
Income from Investment Operations
Net investment income (loss) C	.42	.36	.25	.25	.19
Net realized and unrealized gain (loss)	4.99	1.75	.73	3.91	(.15)
Total from investment operations	5.41	2.11	.98	4.16	.04
Distributions from net investment income	(.22)	(.26)	(.26)	(.19)	(.16)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.01
Net asset value, end of period	$ 22.94	$ 17.74	$ 15.88	$ 15.14	$ 11.16
Total Return A, B	30.83%	13.44%	6.71%	37.91%	.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.16%	1.22%	1.30%	1.32%
Expenses net of fee waivers, if any	1.14%	1.16%	1.22%	1.30%	1.32%
Expenses net of all reductions	1.08%	1.12%	1.22%	1.30%	1.31%
Net investment income (loss)	1.99%	2.04%	1.64%	2.07%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 734,793	$ 396,905	$ 296,004	$ 231,654	$ 110,359
Portfolio turnover rate E	36%	44%	101%	39%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Emerging Markets

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 11.30	$ 9.81	$ 7.03	$ 6.52
Income from Investment Operations
Net investment income (loss) C	.21	.21	.14	.10	.06 F
Net realized and unrealized gain (loss)	6.31	4.30	1.46	2.73	.47
Total from investment operations	6.52	4.51	1.60	2.83	.53
Distributions from net investment income	(.21)	(.11)	(.12)	(.05)	(.03)
Redemption fees added to paid in capital C	.02	.01	.01	- H	.01
Net asset value, end of period	$ 22.04	$ 15.71	$ 11.30	$ 9.81	$ 7.03
Total Return A, B	41.96%	40.25%	16.48%	40.50%	8.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.11%	1.16%	1.23%	1.36%	1.44%
Expenses net of fee waivers, if any	1.11%	1.16%	1.23%	1.36%	1.44%
Expenses net of all reductions	1.01%	1.07%	1.18%	1.36%	1.39%
Net investment income (loss)	1.04%	1.53%	1.27%	1.31%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,005,145	$ 1,392,223	$ 604,550	$ 430,928	$ 263,729
Portfolio turnover rate E	66%	68%	112%	105%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

Prospectus

Europe

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.26	$ 30.42	$ 24.37	$ 18.31	$ 22.68
Income from Investment Operations
Net investment income (loss) D	.58	.33	.09	.29	.12 G
Net realized and unrealized gain (loss)	8.74	6.68	6.25	5.91	(4.25)
Total from investment operations	9.32	7.01	6.34	6.20	(4.13)
Distributions from net investment income	(.30)	(.09)	(.29)	(.14)	(.24)
Distributions from net realized gain	(3.97)	(.08)	-	-	-
Total distributions	(4.27)	(.17)	(.29)	(.14)	(.24)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 42.31	$ 37.26	$ 30.42	$ 24.37	$ 18.31
Total Return A, B, C	27.40%	23.12%	26.20%	34.09%	(18.49)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of fee waivers, if any	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of all reductions	1.05%	1.07%	1.05%	.98%	1.13%
Net investment income (loss)	1.48%	.95%	.32%	1.44%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,033,263	$ 2,547,812	$ 1,845,440	$ 1,283,191	$ 875,995
Portfolio turnover rate F	127%	99%	106%	162%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Total returns do not include the effect of the former contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

Europe Capital Appreciation

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 19.63	$ 17.26	$ 13.85	$ 15.43
Income from Investment Operations
Net investment income (loss) C	.38 F	.37	.13 G	.14	.19
Net realized and unrealized gain (loss)	6.85	3.38	2.46	3.46	(1.60)
Total from investment operations	7.23	3.75	2.59	3.60	(1.41)
Distributions from net investment income	(.30)	(.17)	(.22)	(.19)	(.17)
Distributions from net realized gain	(2.62)	(.06)	-	-	-
Total distributions	(2.92)	(.23)	(.22)	(.19)	(.17)
Redemption fees added to paid in capital C	.01	- I	- I	- I	- I
Net asset value, end of period	$ 27.47	$ 23.15	$ 19.63	$ 17.26	$ 13.85
Total Return A, B	34.81%	19.24%	15.13%	26.36%	(9.29)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.09%	.95%	1.22%	1.39%	1.37%
Expenses net of fee waivers, if any	1.09%	.95%	1.22%	1.39%	1.37%
Expenses net of all reductions	.99%	.84%	1.15%	1.32%	1.32%
Net investment income (loss)	1.51% F	1.66%	.69% G	.94%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,070,464	$ 492,788	$ 407,362	$ 394,015	$ 424,006
Portfolio turnover rate E	143%	133%	119%	184%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .65%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Japan

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 11.63	$ 11.19	$ 8.25	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.01	.03	(.01)	- G	(.07)
Net realized and unrealized gain (loss)	1.85	3.34	.45	2.93	(1.37)
Total from investment operations	1.86	3.37	.44	2.93	(1.44)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.03)	-	(.01)	-	-
Redemption fees added to paid in capital C	.02	- G	.01	.01	.02
Net asset value, end of period	$ 16.85	$ 15.00	$ 11.63	$ 11.19	$ 8.25
Total Return A, B	12.54%	28.98%	4.03%	35.64%	(14.68)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.03%	1.04%	1.03%	1.50%
Expenses net of fee waivers, if any	1.08%	1.03%	1.04%	1.03%	1.50%
Expenses net of all reductions	1.05%	1.02%	1.04%	1.03%	1.50%
Net investment income (loss)	.08%	.20%	(.04)%	(.04)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,763,387	$ 1,075,145	$ 647,453	$ 529,352	$ 283,293
Portfolio turnover rate E	78%	74%	99%	86%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

Japan Smaller Companies

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 11.58	$ 10.35	$ 6.52	$ 6.97
Income from Investment Operations
Net investment income (loss) C	.01	.03	.01	.01	- G
Net realized and unrealized gain (loss)	- G	2.69	1.20	3.81	(.47)
Total from investment operations	.01	2.72	1.21	3.82	(.47)
Distributions from net investment income	(.02)	(.01)	(.02)	-	-
Distributions from net realized gain	(.83)	(.05)	-	-	-
Total distributions	(.85)	(.06)	(.02)	-	-
Redemption fees added to paid in capital C	.02	.01	.04	.01	.02
Net asset value, end of period	$ 13.43	$ 14.25	$ 11.58	$ 10.35	$ 6.52
Total Return A, B	(.36)%	23.69%	12.12%	58.74%	(6.46)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.04%	1.12%	1.19%
Expenses net of fee waivers, if any	1.02%	1.02%	1.04%	1.12%	1.19%
Expenses net of all reductions	1.01%	1.01%	1.04%	1.12%	1.19%
Net investment income (loss)	.09%	.22%	.11%	.19%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,239	$ 1,406,673	$ 1,279,091	$ 931,728	$ 408,611
Portfolio turnover rate E	98%	65%	57%	43%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

Prospectus

Latin America

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.40	$ 18.10	$ 13.38	$ 8.92	$ 10.40
Income from Investment Operations
Net investment income (loss) C	.82	.57	.40	.20	.17
Net realized and unrealized gain (loss)	11.68	10.98	4.53	4.42	(1.41)
Total from investment operations	12.50	11.55	4.93	4.62	(1.24)
Distributions from net investment income	(.46)	(.30)	(.23)	(.17)	(.25)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.84)	(.30)	(.23)	(.17)	(.25)
Redemption fees added to paid in capital C	.07	.05	.02	.01	.01
Net asset value, end of period	$ 41.13	$ 29.40	$ 18.10	$ 13.38	$ 8.92
Total Return A, B	43.57%	64.94%	37.47%	52.83%	(12.37)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.10%	1.19%	1.31%	1.44%
Expenses net of fee waivers, if any	1.05%	1.10%	1.19%	1.31%	1.44%
Expenses net of all reductions	1.02%	1.04%	1.16%	1.31%	1.41%
Net investment income (loss)	2.23%	2.38%	2.56%	1.89%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,122,473	$ 1,384,083	$ 357,335	$ 219,519	$ 140,399
Portfolio turnover rate E	60%	40%	25%	28%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Nordic

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.92	$ 24.44	$ 19.49	$ 15.36	$ 17.31
Income from Investment Operations
Net investment income (loss) C	.50	.55	.26	.11	.10
Net realized and unrealized gain (loss)	7.94	6.12	4.80	4.14	(1.99)
Total from investment operations	8.44	6.67	5.06	4.25	(1.89)
Distributions from net investment income	(.35)	(.22)	(.15)	(.12)	(.06)
Distributions from net realized gain	(2.49)	-	-	-	-
Total distributions	(2.84)	(.22)	(.15)	(.12)	(.06)
Redemption fees added to paid in capital C	.06	.03	.04	- G	- G
Net asset value, end of period	$ 36.58	$ 30.92	$ 24.44	$ 19.49	$ 15.36
Total Return A,B	29.68%	27.56%	26.31%	27.87%	(10.97)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.17%	1.28%	1.43%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.28%	1.43%	1.35%
Expenses net of all reductions	1.10%	1.13%	1.24%	1.40%	1.30%
Net investment income (loss)	1.49%	1.89%	1.16%	.67%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 348,482	$ 188,011	$ 116,493	$ 81,337	$ 73,992
Portfolio turnover rate E	67%	76%	90%	96%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Pacific Basin

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.42	$ 17.91	$ 17.06	$ 12.73	$ 13.09
Income from Investment Operations
Net investment income (loss) D	.16	.22 G	.07	.06	(.02)
Net realized and unrealized gain (loss)	5.26	4.49	.92	4.26	(.36)
Total from investment operations	5.42	4.71	.99	4.32	(.38)
Distributions from net investment income	(.18)	(.08)	(.16)	-	-
Distributions from net realized gain	(.32)	(.13)	-	-	-
Total distributions	(.50)	(.21)	(.16)	-	-
Redemption fees added to paid in capital D	.02	.01	.02	.01	.02
Net asset value, end of period	$ 27.36	$ 22.42	$ 17.91	$ 17.06	$ 12.73
Total Return A,B,C	24.55%	26.62%	5.98%	34.01%	(2.75)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.14%	1.10%	1.20%	1.17%	1.51%
Expenses net of fee waivers, if any	1.14%	1.10%	1.20%	1.17%	1.51%
Expenses net of all reductions	1.08%	1.05%	1.19%	1.17%	1.50%
Net investment income (loss)	.60%	1.09% G	.42%	.41%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 972,805	$ 648,850	$ 445,127	$ 419,251	$ 306,206
Portfolio turnover rate F	75%	78%	145%	97%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Southeast Asia

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.70	$ 14.87	$ 13.72	$ 9.96	$ 9.10
Income from Investment Operations
Net investment income (loss) C	.33	.30	.16	.15	.06
Net realized and unrealized gain (loss)	7.23	3.66	1.10	3.68	.81
Total from investment operations	7.56	3.96	1.26	3.83	.87
Distributions from net investment income	(.26)	(.14)	(.13)	(.08)	(.03)
Distributions from net realized gain	(.43)	-	-	-	-
Total distributions	(.69)	(.14)	(.13)	(.08)	(.03)
Redemption fees added to paid in capital C	.02	.01	.02	.01	.02
Net asset value, end of period	$ 25.59	$ 18.70	$ 14.87	$ 13.72	$ 9.96
Total Return A,B	41.50%	26.84%	9.39%	38.81%	9.75%
Ratios to Average Net Assets D,F
Expenses before reductions	1.21%	1.20%	1.21%	1.32%	1.54%
Expenses net of fee waivers, if any	1.21%	1.20%	1.21%	1.32%	1.54%
Expenses net of all reductions	1.04%	1.09%	1.20%	1.32%	1.50%
Net investment income (loss)	1.44%	1.71%	1.11%	1.35%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,592,948	$ 783,765	$ 464,874	$ 395,554	$ 245,651
Portfolio turnover rate E	100%	109%	131%	115%	131%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-4008

Targeted International Equity Funds, Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.538563.110 TIF-pro-1206

Fidelity Nordic Fund
Fidelity Europe Fund

(Funds of Fidelity Investment Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

March 19, 2007

This Statement of Additional Information (SAI), relates to the proposed acquisition of Fidelity Nordic Fund (Nordic Fund), by Fidelity Europe Fund (Europe Fund), both funds of Fidelity Investment Trust. This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement which relates to the Reorganization. As described in the Proxy Statement, Europe Fund will acquire all of the assets of Nordic Fund and assume all of Nordic Fund's liabilities, in exchange solely for shares of beneficial interest in Europe Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus of Nordic Fund and Europe Fund dated December 30, 2006, which was previously filed via EDGAR (Accession No. 0000880195-06-000115).

2. The Statement of Additional Information of Nordic Fund and Europe Fund dated December 30, 2006, which was previously filed via EDGAR (Accession No. 0000880195-06-000115).

3. The Financial Statements included in the Annual Report of Nordic Fund and Europe Fund for the fiscal year ended October 31, 2006, which was previously filed via EDGAR (Accession No. 0000880195-06-000109).

The Pro Forma Financial Statements for the Reorganization are provided on the following pages. The Pro Forma Financial Statements show the effect of the proposed Reorganization of Fidelity Nordic Fund into Fidelity Europe Fund, as if the merger had occurred on November 1, 2005, the first day of the funds' 2006 fiscal year.

Fidelity Investment Trust: Fidelity Europe Fund
Fidelity Investment Trust: Fidelity Nordic Fund
Pro Forma Combined Statement of Assets & Liabilities
Year Ended October 31, 2006 (Unaudited)

	Acquiring Fund	Target Fund					Fidelity Europe Fund
	Fidelity	Fidelity			Pro Forma		Pro Forma
	Europe Fund	Nordic Fund		Combined	Adjustments		Combined
Assets
Investment in securities, at value - See accompanying schedule (a)
Unaffiliated issuers	$3,966,305,358	$342,523,443		$4,308,828,801	$-		$4,308,828,801
Fidelity Central Funds	87,071,318	10,378,419		97,449,737	-		97,449,737
Receivable for investments sold	104,393,541	5,722,136		110,115,677	-		110,115,677
Receivable for fund shares sold	4,705,062	1,104,929		5,809,991	-		5,809,991
Dividends receivable	2,465,232	23,607		2,488,839	-		2,488,839
Interest receivable	670,201	24,704		694,905	-		694,905
Other receivables	606,183	16,691		622,874	-		622,874
Total assets	4,166,216,895	359,793,929		4,526,010,824	-		4,526,010,824

Liabilities
Payable for investments purchased	94,239,841	3,164,293		97,404,134	-		97,404,134
Payable for fund shares redeemed	1,068,948	446,761		1,515,709	-		1,515,709
Accrued management fee	2,740,828	199,736		2,940,564	-		2,940,564
Other affiliated payables	834,856	86,150		921,006	-		921,006
Other payables and accrued expenses	261,044	123,624	(c)	384,668	-		384,668
Collateral on securities loaned, at value	33,808,334	7,346,145		41,154,479	-		41,154,479
Total liabilities	132,953,851	11,366,709		144,320,560	-		144,320,560

Net Assets	$4,033,263,044	$348,427,220		$4,381,690,264	-		$4,381,690,264

Net Assets consist of:
Paid in capital	$2,971,636,039	$270,362,167		$3,241,998,206	-		$3,241,998,206
Undistributed net investment income (loss)	47,287,901	3,915,643		51,203,544	-		51,203,544
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions	516,492,108	6,658,808		523,150,916	-		523,150,916
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currency transactions	497,846,996	67,490,602		565,337,598	-		565,337,598
Net Assets	$4,033,263,044	$348,427,220		$4,381,690,264	-		$4,381,690,264

Book cost of Unaffiliated issuers	$3,468,513,392	$275,034,138		$3,743,547,530	-		$3,743,547,530
Book cost of Fidelity Central Funds	$87,071,318	$10,378,419		$97,449,737	-		$97,449,737

Net Asset Value
Net Assets	$4,033,263,044	$348,427,220		$4,381,690,264	-		$4,381,690,264
Offering price and redemption price per share	$42.31	$36.58			$42.31		$42.31

Shares outstanding	95,319,221	9,525,813			(1,290,710)	(b)	103,554,324

(a) Investments in securities for Fidelity Europe Fund, Fidelity Nordic Fund and the Combined include securities on loan of $32,098,821, $7,036,019, and $39,134,840, respectively.
(b) Reflects the conversion of Fidelity Nordic Fund shares outstanding.

(c) Target Fund's other payables and accrued expenses include estimated one time costs associated with fund's reorganization proxy statement/prospectus costs of $47,000 and associated Legal Fees estimated at $8,135. If the shareholders do not approve the reorganization, these charges will not be incurred by the fund.

Fidelity Investment Trust: Fidelity Europe Fund
Fidelity Investment Trust: Fidelity Nordic Fund
Pro Forma Combined Statement of Operations
Year Ended October 31, 2006 (Unaudited)

	Acquiring Fund	Target Fund					Fidelity Europe Fund
	Fidelity	Fidelity		Pro Forma			Pro Forma
	Europe Fund	Nordic Fund	Combined	Adjustments			Combined

Dividend income	$81,483,767	$7,187,468	$88,671,235	$-			$88,671,235
Interest income	16,578	35	16,613	-			16,613
Income from Fidelity Central Funds (j)	8,795,552	789,578	9,585,130	-			9,585,130
	90,295,897	7,977,081	98,272,978	-			98,272,978
Less foreign taxes withheld	(7,626,758)	(1,019,096)	(8,645,854)			-	(8,645,854)
Total Income	82,669,139	6,957,985	89,627,124	-			89,627,124

Expenses
Management fee
Basic fee	23,316,735	1,909,989	25,226,724	-	(d)		25,226,724
Performance adjustment	4,083,687	-	4,083,687	327,305	(e)		4,410,992
Transfer agent fees	7,461,872	708,179	8,170,051	(44,836)	(f)		8,125,215
Accounting and security lending fees	1,342,506	135,894	1,478,400	26,780	(g)		1,505,180
Custodian fees and expenses	1,197,026	182,709	1,379,735	(74,081)	(f)		1,305,654
Independent trustees' compensation	12,584	983	13,567	-			13,567
Registration fees	140,603	52,714	193,317	(52,714)	(h)		140,603
Audit	84,360	54,834	139,194	(50,833)	(i)		88,361
Legal	45,600	3,528	49,128	-			49,128
Interest	31,378	-	31,378	-			31,378
Miscellaneous	26,957	1,843	28,800	-			28,800
Total expenses before reductions	37,743,308	3,050,673	40,793,981	131,621			40,925,602
Expenses reductions	(3,457,264)	(92,053)	(3,549,317)	-			(3,549,317)
Total expenses	34,286,044	2,958,620	37,244,664	131,621			37,376,285
Net investment income	48,383,095	3,999,365	52,382,460	(131,621)			52,250,839

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities
Unaffiliated issuers	529,335,147	7,927,925	537,263,072	-			537,263,072
Foreign currency transactions	(606,335)	(3,499)	(609,834)	-			(609,834)
Total net realized gain (loss)	528,728,812	7,924,426	536,653,238	-			536,653,238
Change in net unrealized appreciation (depreciation) on:
Investment securities	164,068,845	41,898,811	205,967,656	-			205,967,656
Assets and liabilities in foreign currencies	61,783	1,928	63,711	-			63,711
Total change in net unrealized appreciation (depreciation)	164,130,628	41,900,739	206,031,367	-			206,031,367
Net Gain (Loss)	692,859,440	49,825,165	742,684,605	-			742,684,605

Net increase in net assets resulting
from operations	$741,242,535	$53,824,530	$795,067,065	$(131,621)			$794,935,444

(d) The combined Fund's Management fee equals the surviving fund's and target fund's individual fund fee rate (.4500%) plus the average group fee rate fee (.2668%) multiplied by the combined fund average net assets throughout the period.

(e) Increase in performance adjustment reflects Europe Fund's performance rate applied to the combined fund average net assets throughout the period.

(f) Decrease in Transfer Agent expense and Custodian fees reflect Europe Fund's specific contractual rate applied to the combined fund average net assets throughout the period.

(g) Accounting fees calculated using surviving actual fee rates applied to the combined fund average net assets throughout the period.

(h) Registration fees represent all variable fees paid by the surviving fund and do not include estimated costs due to the merger.

(i) Audit fees calculated based on surviving funds fee plus additional variable fees.
(j) Income from Fidelity Central Funds for Fidelity Europe Fund, Fidelity Nordic Fund and the Combined include $3,012,911, $383,347 and $3,396,258, respectively from security lending

Capitalization

The following tables show the capitalization of the Funds as of October 31, 2006 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

			Fidelity Europe Fund
	Fidelity	Fidelity	Pro Forma
	Europe Fund	Nordic Fund	Combined

Net Assets	$4,033,263,044	$348,427,220 (1)	$4,381,690,264

Net Asset Value Per Share	$42.31	$36.58	$42.31

Shares Outstanding	95,319,221	9,525,813	103,554,324

(1) Reflects adjustments of $55,135 for estimated one time expenses related to the Reorganization (See Note C in Notes to Unaudited Pro Forma Financial Statements).

Fidelity Investments Trusts
Merger of Fidelity Europe Fund (Surviving Fund) and Fidelity Nordic Fund (Target Fund)
Investments as of October 31, 2006

	Fidelity Europe Fund			Fidelity Nordic Fund			Consolidated Portfolio

	%	Shares	Value	%	Shares	Value	%	Shares	Value

Common Stocks	95.60%			98.20%			95.84%
Austria	1.00%			0.00%			0.97%
Erste Bank AG		624,600	42,532,724		-	-		624,600	42,532,724
Belgium	0.50%			0.00%			0.50%
InBev SA		388,100	21,865,669		-	-		388,100	21,865,669
Bermuda	0.00%			0.20%			0.02%
SeaDrill Ltd. (a)		-	-		60,800	862,246		60,800	862,246
Denmark	0.00%			6.70%			0.53%
Danske Bank AS		-	-		259,720	10,896,161		259,720	10,896,161
FLS Industries		-	-		32,550	1,716,737		32,550	1,716,737
Novo Nordisk AS Series B		-	-		62,995	4,757,148		62,995	4,757,148
Rockwool International AS Series B		-	-		17,100	2,650,005		17,100	2,650,005
Vestas Wind Systems AS (a)		-	-		117,600	3,312,648		117,600	3,312,648
TOTAL DENMARK			-			23,332,699			23,332,699
Estonia	0.00%			0.30%			0.02%
Tallinna Vesi AS		-	-		58,562	1,056,944		58,562	1,056,944
Finland	1.60%			12.60%			2.44%
Kemira Oyj		-	-		140,800	2,733,497		140,800	2,733,497
Kone Oyj (B Shares)		-	-		36,580	1,733,159		36,580	1,733,159
Marimekko Oyj		-	-		28,500	529,291		28,500	529,291
Metso Corp.		538,400	23,399,629		157,400	6,840,828		695,800	30,240,457
Nokia Corp.		1,992,350	39,607,918		1,432,300	28,474,124		3,424,650	68,082,042
Nokian Tyres Ltd. (d)		-	-		185,070	3,543,350		185,070	3,543,350
TOTAL FINLAND			63,007,547			43,854,249			106,861,796
France	9.90%			0.00%			9.14%
AXA SA		1,624,200	61,914,504		-	-		1,624,200	61,914,504
BNP Paribas SA		339,100	37,288,067		-	-		339,100	37,288,067
Carrefour SA		567,200	34,562,523		-	-		567,200	34,562,523
Essilor International SA		234,800	24,635,235		-	-		234,800	24,635,235
Groupe Danone		363,900	53,322,529		-	-		363,900	53,322,529
L'Oreal SA		419,800	40,830,453		-	-		419,800	40,830,453
Louis Vuitton Moet Hennessy (LVMH)		287,800	29,993,958		-	-		287,800	29,993,958
Societe Generale Series A		399,035	66,314,542		-	-		399,035	66,314,542
Total SA Series B		759,000	51,718,260		-	-		759,000	51,718,260
TOTAL FRANCE			400,580,071			-			400,580,071
Germany	10.80%			0.00%			9.98%
Allianz AG (Reg.)		284,300	52,851,370		-	-		284,300	52,851,370
Bayer AG		940,900	47,223,771		-	-		940,900	47,223,771
Bayerische Motoren Werke AG (BMW)		1,172,900	67,369,030		-	-		1,172,900	67,369,030
E.ON AG		507,900	61,146,081		-	-		507,900	61,146,081
Hochtief AG		157,200	10,273,284		-	-		157,200	10,273,284
Linde AG		228,800	22,679,851		-	-		228,800	22,679,851
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)		264,200	42,888,260		-	-		264,200	42,888,260
RWE AG		262,200	25,913,659		-	-		262,200	25,913,659
SAP AG		130,400	25,892,224		-	-		130,400	25,892,224
Siemens AG (Reg.)		264,200	23,727,802		-	-		264,200	23,727,802
Wincor Nixdorf AG		412,900	57,419,435		-	-		412,900	57,419,435
TOTAL GERMANY			437,384,767			-			437,384,767
Greece	0.40%			0.00%			0.37%
Alpha Bank AE		557,700	16,230,141		-	-		557,700	16,230,141
Iceland	0.00%			0.90%			0.07%
Exista ehf (a)		-	-		162,563	53,102		162,563	53,102
Kaupthing Bank Hf		-	-		153,000	1,890,592		153,000	1,890,592
Ossur hf (a)		-	-		689,370	1,238,023		689,370	1,238,023
TOTAL ICELAND			-			3,181,717			3,181,717
Ireland	0.80%			0.00%			0.71%
Allied Irish Banks PLC		1,138,200	31,095,624		-	-		1,138,200	31,095,624
Italy	4.00%			0.00%			3.68%
Banca Popolare di Milano		1,696,780	25,103,440		-	-		1,696,780	25,103,440
ENI Spa (d)		1,345,100	40,830,511		-	-		1,345,100	40,830,511
Fiat Spa (a)		1,347,700	23,804,187		-	-		1,347,700	23,804,187
Tod's Spa		371,500	32,215,966		-	-		371,500	32,215,966
Unicredito Italiano Spa		4,724,500	39,173,165		-	-		4,724,500	39,173,165
TOTAL ITALY			161,127,269			-			161,127,269
Liberia	0.00%			0.70%			0.06%
Royal Caribbean Cruises Ltd.		-	-		62,400	2,527,200		62,400	2,527,200
Luxembourg	0.00%			0.50%			0.04%
Transcom WorldWide SA Series B		-	-		158,200	1,642,806		158,200	1,642,806
Netherlands	6.30%			0.00%			5.77%
ING Groep NV (Certificaten Van Aandelen)		2,045,700	90,685,881		-	-		2,045,700	90,685,881
Koninklijke Numico NV		463,100	20,706,262		-	-		463,100	20,706,262
Koninklijke Philips Electronics NV		1,846,100	64,299,663		-	-		1,846,100	64,299,663
Randstad Holdings NV		658,100	41,453,943		-	-		658,100	41,453,943
Rodamco Europe NV		310,352	35,909,483		-	-		310,352	35,909,483
TOTAL NETHERLANDS			253,055,232			-			253,055,232
Norway	2.80%			21.60%			4.29%
Acta Holding ASA		-	-		137,500	635,269		137,500	635,269
Aker Kvaerner ASA		500,970	52,115,718		104,500	10,871,095		605,470	62,986,813
Awilco Offshore ASA (a)(d)		-	-		320,500	2,892,865		320,500	2,892,865
DnB Nor ASA		3,785,800	49,576,918		870,400	11,398,317		4,656,200	60,975,235
Farstad Shipping ASA		-	-		89,200	1,855,888		89,200	1,855,888
Havila Shipping ASA (d)		-	-		57,300	674,984		57,300	674,984
Kongsberg Gruppen ASA		-	-		3,900	94,269		3,900	94,269
Norsk Hydro ASA		-	-		152,340	3,526,671		152,340	3,526,671
Norwegian Air Shuttle AS (a)(d)		-	-		374,000	5,435,548		374,000	5,435,548
Ocean RIG ASA (a)(d)		-	-		256,600	1,688,003		256,600	1,688,003
Otrum Electronics ASA (a)		-	-		94,000	163,938		94,000	163,938
PAN Fish ASA (a)		-	-		1,575,000	1,233,669		1,575,000	1,233,669
Petroleum Geo-Services ASA (a)		-	-		26,700	1,554,225		26,700	1,554,225
Schibsted ASA (B Shares)		-	-		74,200	2,247,591		74,200	2,247,591
Solstad Offshore ASA		-	-		147,000	2,743,628		147,000	2,743,628
Statoil ASA		437,500	11,060,318		137,254	3,469,881		574,754	14,530,199
Steen & Stroem ASA		-	-		4,800	242,328		4,800	242,328
Storebrand ASA (A Shares)		-	-		502,300	5,924,690		502,300	5,924,690
TANDBERG ASA		-	-		214,400	2,476,394		214,400	2,476,394
TANDBERG Television ASA (a)		-	-		88,000	911,422		88,000	911,422
Telenor ASA		-	-		683,400	10,794,763		683,400	10,794,763
Tomra Systems AS (d)		-	-		116,900	785,998		116,900	785,998
Yara International ASA		-	-		202,800	3,552,397		202,800	3,552,397
TOTAL NORWAY			112,752,954			75,173,833			187,926,787
Spain	10.50%			0.00%			9.67%
Banco Bilbao Vizcaya Argentaria SA		8,049,400	194,795,481		-	-		8,049,400	194,795,481
Banco Santander Central Hispano SA		7,709,200	133,430,711		-	-		7,709,200	133,430,711
Inditex SA		1,138,200	54,421,831		-	-		1,138,200	54,421,831
Telefonica SA		2,128,200	40,932,380		-	-		2,128,200	40,932,380
TOTAL SPAIN			423,580,403			-			423,580,403
Sweden	5.60%			54.50%			9.46%
AarhusKarlshamn AB		-	-		10,600	270,783		10,600	270,783
ABB Ltd. (Sweden)		-	-		591,500	8,804,033		591,500	8,804,033
Assa Abloy AB (B Shares)		-	-		173,602	3,341,089		173,602	3,341,089
Atlas Copco AB (A Shares)		-	-		129,300	3,777,456		129,300	3,777,456
Elekta AB (B Shares)		1,255,600	26,077,204		147,500	3,063,386		1,403,100	29,140,590
Forenings Sparbanken AB (A Shares)		-	-		252,500	8,268,200		252,500	8,268,200
Gant Co. AB		-	-		64,400	1,868,049		64,400	1,868,049
Hennes & Mauritz AB (H&M) (B Shares)		1,533,100	66,122,155		320,590	13,826,953		1,853,690	79,949,108
Hexagon AB (B Shares) (d)		1,057,325	39,380,320		137,725	5,129,600		1,195,050	44,509,920
Holmen AB (B Shares)		-	-		131,600	5,794,307		131,600	5,794,307
Investor AB (B Shares)		-	-		597,500	13,402,055		597,500	13,402,055
Invik & Co. AB (B Shares)		-	-		18,300	311,655		18,300	311,655
Mekonomen AB (d)		-	-		103,700	1,256,334		103,700	1,256,334
Modern Times Group AB (MTG) (B Shares)		-	-		82,100	4,728,844		82,100	4,728,844
NCC AB Series B		-	-		26,000	583,186		26,000	583,186
NeoNet AB		-	-		864,000	2,500,221		864,000	2,500,221
Nordea Bank AB		-	-		1,417,000	19,521,419		1,417,000	19,521,419
Orexo AB		-	-		107,800	1,858,260		107,800	1,858,260
rnb Retail & Brands AB (d)		-	-		637,050	5,137,927		637,050	5,137,927
Sandvik AB		-	-		299,000	3,653,460		299,000	3,653,460
Skandinaviska Enskilda Banken AB (A Shares)		-	-		364,000	10,180,549		364,000	10,180,549
Skanska AB (B Shares)		-	-		178,800	3,187,375		178,800	3,187,375
SKF AB (B Shares)		1,311,100	21,103,148		208,000	3,347,918		1,519,100	24,451,066
Svenska Cellulosa AB (SCA) (B Shares)		-	-		73,100	3,355,207		73,100	3,355,207
Svenska Handelsbanken AB (A Shares)		-	-		333,616	8,637,876		333,616	8,637,876
Swedish Match Co.		-	-		254,000	4,061,946		254,000	4,061,946
TELE2 AB (B Shares)		-	-		312,800	3,291,537		312,800	3,291,537
Teleca AB (B Shares) (a)		-	-		101,600	354,497		101,600	354,497
Telefonaktiebolaget LM Ericsson (B Shares)		18,941,000	71,634,862		9,541,000	36,084,066		28,482,000	107,718,928
TeliaSonera AB		-	-		1,468,500	10,674,603		1,468,500	10,674,603
TOTAL SWEDEN			224,317,689			190,272,791			414,590,480
Switzerland	15.40%			0.00%			14.15%
ABB Ltd. (Reg.)		4,491,009	66,779,461		-	-		4,491,009	66,779,461
Baloise Holdings AG (Reg.)		236,176	22,589,675		-	-		236,176	22,589,675
Compagnie Financiere Richemont unit		490,385	24,260,095		-	-		490,385	24,260,095
Credit Suisse Group (Reg.)		853,896	51,643,630		-	-		853,896	51,643,630
Nestle SA (Reg.)		177,018	60,469,115		-	-		177,018	60,469,115
Novartis AG (Reg.)		1,418,243	86,129,897		-	-		1,418,243	86,129,897
Roche Holding AG (participation certificate)		676,581	118,387,400		-	-		676,581	118,387,400
Schindler Holding AG (participation certificate)		518,334	29,767,282		-	-		518,334	29,767,282
Societe Generale de Surveillance Holding SA (SGS)(Reg.)		23,841	25,313,637		-	-		23,841	25,313,637
Syngenta AG (Switzerland)		419,377	67,582,604		-	-		419,377	67,582,604
UBS AG (Reg.)		1,119,365	66,982,802		-	-		1,119,365	66,982,802
TOTAL SWITZERLAND			619,905,598			-			619,905,598
United Kingdom	26.00%			0.20%			23.97%
AstraZeneca PLC (United Kingdom)		1,328,800	78,000,560		-	-		1,328,800	78,000,560
BG Group PLC		2,398,074	31,814,438		-	-		2,398,074	31,814,438
Biffa PLC (a)		957,500	4,867,439		-	-		957,500	4,867,439
BP PLC		9,073,700	101,474,211		-	-		9,073,700	101,474,211
British American Tobacco PLC		1,430,000	39,325,000		-	-		1,430,000	39,325,000
Carnival PLC		974,600	47,307,084		-	-		974,600	47,307,084
Diageo PLC		3,147,600	58,600,443		-	-		3,147,600	58,600,443
Gallaher Group PLC		657,100	11,188,770		-	-		657,100	11,188,770
GlaxoSmithKline PLC		2,205,800	58,729,425		-	-		2,205,800	58,729,425
Group 4 Securicor PLC (Denmark)		-	-		184,418	618,958		184,418	618,958
HBOS PLC		3,096,200	64,198,236		-	-		3,096,200	64,198,236
HSBC Holdings PLC (United Kingdom) (Reg.)		6,799,800	129,835,382		-	-		6,799,800	129,835,382
Imperial Tobacco Group PLC		346,100	12,259,649		-	-		346,100	12,259,649
Man Group PLC		3,784,000	35,223,742		-	-		3,784,000	35,223,742
National Grid PLC		2,508,900	32,064,369		-	-		2,508,900	32,064,369
Pearson PLC		718,100	10,595,215		-	-		718,100	10,595,215
Rolls-Royce Group PLC		1,313,100	11,766,008		-	-		1,313,100	11,766,008
Royal Bank of Scotland Group PLC		1,469,800	52,372,060		-	-		1,469,800	52,372,060
SABMiller PLC		625,300	12,094,584		-	-		625,300	12,094,584
Scottish & Southern Energy PLC		860,000	21,555,513		-	-		860,000	21,555,513
Severn Trent PLC		638,266	16,996,194		-	-		638,266	16,996,194
Tesco PLC		18,091,873	135,797,824		-	-		18,091,873	135,797,824
Vodafone Group PLC		20,000,000	51,699,998		-	-		20,000,000	51,699,998
Yell Group PLC		2,679,100	31,837,687		-	-		2,679,100	31,837,687
TOTAL UNITED KINGDOM			1,049,603,831			618,958			1,050,222,789
TOTAL COMMON STOCKS			3,857,039,519			342,523,443			4,199,562,962
BOOK COST - TOTAL COMMON STOCKS			3,400,734,654			275,034,138			3,675,768,792

Nonconvertible Preferred Stocks	2.70%			0.00%			2.49%
Germany	1.60%			0.00%			1.52%
Henkel KGaA		77,500	10,381,759		-	-		77,500	10,381,759
Porsche AG (non-vtg.)		48,243	56,250,923		-	-		48,243	56,250,923
TOTAL GERMANY			66,632,682			-			66,632,682
Italy	1.10%			0.00%			0.97%
Banca Intesa Spa (Risp)		6,417,097	42,542,925		-	-		6,417,097	42,542,925
United Kingdom	0.00%			0.00%			0.00%
Rolls-Royce Group PLC Series B		46,150,250	90,232		-	-		46,150,250	90,232
TOTAL NONCONVERTIBLE PREFERRED STOCKS			109,265,839			-			109,265,839
BOOK COST - TOTAL NONCONVERTIBLE PREFERRED STOCKS			67,778,738			-			67,778,738

Money Market Funds	2.20%			3.00%			2.22%
Fidelity Cash Central Fund, 5.34% (b)		53,262,984	53,262,984		3,032,274	3,032,274		56,295,258	56,295,258
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)		33,808,334	33,808,334		7,346,145	7,346,145		41,154,479	41,154,479
TOTAL MONEY MARKET FUNDS			87,071,318			10,378,419			97,449,737
BOOK COST - TOTAL MONEY MARKET FUNDS			87,071,318			10,378,419			97,449,737

TOTAL INVESTMENT PORTFOLIO	100.50%		4,053,376,676	101.20%		352,901,862	100.55%		4,406,278,538
NET OTHER ASSETS	-0.50%		(20,113,632)	-1.20%		(4,474,642)	-0.55%		(24,588,274)
NET ASSETS	100.00%		$4,033,263,044	100.00%		$348,427,220	100%		$4,381,690,264
BOOK COST - TOTAL INVESTMENT PORTFOLIO			$3,555,584,710			$285,412,557			$3,840,997,267

Legend:
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund			Income earned			Income earned			Income earned
Fidelity Cash Central Fund			$ 5,782,641			$ 406,231			$ 6,188,872
Fidelity Securities Lending Cash Central Fund			3,012,911			383,347			3,396,258
Total			$ 8,795,552			$ 789,578			$ 9,585,130

Income Tax Information

Appreciation			$ 518,285,375			$ 71,666,335			$ 589,951,710
Depreciation			(27,918,708)			(4,560,230)			(32,478,938)
Net Appreciation (Depreciation)			$ 490,366,667			$ 67,106,105			$ 557,472,772

Tax Cost of Investments			$ 3,563,010,009			$ 285,795,757			$ 3,848,805,766

Fidelity Investment Trust:

Fidelity Europe Fund and Fidelity Nordic Fund

Notes to Pro Forma Combining Financial Statements

(Unaudited)

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities reflect balances as of October 31, 2006 and the unaudited Pro Forma Combining Statement of Operations reflect results for the twelve months ended October 31, 2006. The pro forma financial statements are presented to show the effect of the proposed merger of Fidelity Nordic Fund (the "Target Fund") by Fidelity Europe Fund (the "Acquiring Fund") as if the merger had occurred on the first day of the year presented (November 1, 2005). The pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Target Fund in accordance with generally accepted accounting principles. The pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in the Statement of Additional Information ("SAI") to this Proxy Statement and Prospectus for Fidelity Nordic Fund and Fidelity Europe Fund. Both the Target Fund and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI.

2. Share Transactions:

The pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on October 31, 2006 in connection with the proposed merger. Shareholders of the Target Fund would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Target Fund. The amount of additional shares assumed to be issued was calculated based on the October 31, 2006 net assets of the Target Fund and the net asset value per share of the Acquiring Fund as follows:

Fidelity Nordic Fund
Target Funds pre-merger shares	9,525,813
Target Funds net assets (1)	$348,427,220
Net asset value per share Acquiring Fund	$42.31
Acquiring Fund merger shares issued	8,235,103
Difference between total additional shares to be issued and pre-merger Target Funds shares outstanding	(1,290,710)

(1) Reflects adjustments of $55,135 for estimated one time expenses related to the Reorganization (See Note C in Notes to Unaudited Pro Forma Financial Statements).

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Item 16. Exhibits

(1)(a) Amended and Restated Declaration of Trust, dated March 14, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 82.

(b) Amendment to the Declaration of Trust, dated October 14, 2004, is incorporated herein by reference as Exhibit (a)(2) to Post-Effective Amendment No. 90.

(2) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Investment Trust: Fidelity Nordic Fund and Fidelity Europe Fund - Exhibit 1 to Part A hereof.

(5) Articles III, VIII, X, and XI of the Amended and Restated Declaration of Trust, dated March 14, 2001, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 82; Article XII of the Amended and Restated Declaration of Trust, dated October 14, 2004, are incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 90; and Articles IV and VI of the Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 003-58542) Post-Effective Amendment No. 63.

(6)(1) Management Contract, dated March 1, 2001, between Fidelity Aggressive International Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 82.

(2) Management Contract, dated April 1, 2001, between Fidelity Diversified International Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 82.

(3) Management Contract, dated April 1, 2001, between Fidelity Global Balanced Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 82.

(4) Management Contract, dated October 1, 2004, between Fidelity International Discovery Fund and Fidelity Management & Research Company, is incorporated by reference as Exhibit (d)(4) of Post-Effective Amendment No. 90.

(5) Management Contract, dated April 1, 2001, between Fidelity Overseas Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 82.

(6) Management Contract, dated April 1, 2001, between Fidelity Worldwide Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 82.

(7) Management Contract, dated March 1, 2001, between Fidelity Canada Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 82.

(8) Management Contract, dated March 1, 2001, between Fidelity China Region Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 82.

(9) Management Contract, dated March 1, 2001, between Fidelity Emerging Markets Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 82.

(10) Management Contract, dated March 1, 2001, between Fidelity Europe Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 82.

(11) Management Contract, dated March 1, 2001, between Fidelity Europe Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 82.

(12) Management Contract, dated April 1, 2001, between Fidelity Japan Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 82.

(13) Management Contract, dated April 1, 2001, between Fidelity Japan Smaller Companies Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 82.

(14) Management Contract, dated March 1, 2001, between Fidelity Latin America Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 82.

(15) Management Contract, dated March 1, 2001, between Fidelity Nordic Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 82.

(16) Management Contract, dated April 1, 2001, between Fidelity Pacific Basin Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 82.

(17) Management Contract, dated March 1, 2001, between Fidelity Southeast Asia Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 82.

(18) Management Contract, dated July 18, 2002 (reformed April 5, 2005), between Fidelity International Small Cap Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 93.

(19) Management Contract, dated July 21, 2005, between Fidelity International Small Cap Opportunities Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 93.

(20) Management Contract, dated April 20, 2006, between Fidelity International Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 96.

(21) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 82.

(22) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 82.

(23) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 82.

(24) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 82.

(25) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 82.

(26) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Aggressive International Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 82.

(27) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 82.

(28) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 82.

(29) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 82.

(30) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 82.

(31) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 82.

(32) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 82.

(33) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 82.

(34) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 82.

(35) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 82.

(36) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 82.

(37) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 82.

(38) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 82.

(39) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 82.

(40) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 82.

(41) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 82.

(42) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 82.

(43) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 82.

(44) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 82.

(45) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 82.

(46) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 82.

(47) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 82.

(48) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 82.

(49) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 82.

(50) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 82.

(51) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 82.

(52) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 82.

(53) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 82.

(54) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 82.

(55) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 82.

(56) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 82.

(57) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 82.

(58) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 82.

(59) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 82.

(60) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 82.

(61) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 82.

(62) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 82.

(63) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 82.

(64) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 82.

(65) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 82.

(66) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 82.

(67) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity China Region Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment No. 82.

(68) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 82.

(69) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 82.

(70) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 82.

(71) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 82.

(72) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 82.

(73) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 82.

(74) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 82.

(75) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 82.

(76) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 82.

(77) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment No. 82.

(78) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 82.

(79) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment No. 82.

(80) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 82.

(81) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment No. 82.

(82) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 82.

(83) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 82.

(84) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 82.

(85) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 82.

(86) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 82.

(87) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 82.

(88) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 82.

(89) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 82.

(90) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 82.

(91) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 82.

(92) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 82.

(93) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 82.

(94) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 82.

(95) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 82.

(96) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 82.

(97) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 82.

(98) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 82.

(99) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 82.

(100) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 82.

(101) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit (d)(98) of Post-Effective Amendment No. 82.

(102) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment No. 82.

(103) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 82.

(104) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 82.

(105) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment No. 82.

(106) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 82.

(107) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 82.

(108) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment No. 82.

(111) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 82.

(112) Sub-Advisory Agreement, dated April 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 82.

(113) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 82.

(114) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 82.

(115) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 82.

(116) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 82.

(117) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment No. 82.

(118) Sub-Advisory Agreement, dated March 1, 2001, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 82.

(119) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 82.

(110) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment No. 84.

(121) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment No. 84.

(122) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment No. 85.

(123) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 85.

(124) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 85.

(125) Sub-Advisory Agreement, dated July 18, 2002, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Small Cap Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 84.

(126) Sub-Advisory Agreement, dated July 21, 2005 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No. 93.

(127) Sub-Advisory Agreement, dated July 21, 2005, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated herein by reference to Exhibit (d)(125) of Post-Effective Amendment No. 93.

(128) Sub-Advisory Agreement, dated July 21, 2005, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 93.

(129) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated by reference to Exhibit (d)(127) of Post-Effective Amendment No. 96.

(130) Sub-Advisory Agreement, dated July 21, 2005, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment No. 93.

(131) Sub-Advisory Agreement, dated July 21, 2005, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Small Cap Opportunities Fund, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 93.

(132) Sub-Advisory Agreement, dated April 20, 2006, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Value Fund, is incorporated by reference to Exhibit (d)(130) of Post-Effective Amendment No. 96.

(133) Sub-Advisory Agreement, dated April 20, 2006, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) on behalf of Fidelity International Value Fund, is incorporated by reference to Exhibit (d)(131) of Post-Effective Amendment No. 96.

(134) Sub-Advisory Agreement, dated April 20, 2006, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund, is incorporated by reference to Exhibit (d)(132) to Post-Effective Amendment No. 97.

(135) Sub-Advisory Agreement, dated April 20, 2006, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund, is incorporated by reference to Exhibit (d)(133) to Post-Effective Amendment No. 97.

(136) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit (d)(134) Post-Effective Amendment No. 94.

(137) Sub-Advisory Agreement, dated April 20, 2006, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Value Fund, is incorporated by reference to Exhibit (d)(135) of Post-Effective Amendment No. 96.

(138) Amended and Restated Sub-Advisory Agreement dated August 1, 2001, between Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) and Fidelity Investments Japan Limited, on behalf of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (d)(17) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 108.

(139) Schedule A, dated July 21, 2005, to the Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) and Fidelity Investments Japan Limited, on behalf of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (d)(10) of Fidelity Union Street Trust's (File No. 002-50318) Post-Effective Amendment No. 110.

(140) Form of Amended and Restated Sub-Advisory Agreement between Fidelity Management & Research (Far East) Inc., (currently Fidelity Research & Analysis Company) and Fidelity Investments Japan Limited, on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit (d)(138) Post-Effective Amendment No. 94.

(141) Master International Research Agreement, dated July 1, 2003, between Fidelity Management & Research Company and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(19) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 110.

(142) Schedule A, dated July 21, 2005, to the Master International Research Agreement, dated July 1, 2003, between Fidelity Management & Research Company and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(52) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 66.

(143) Sub-Research Agreement, dated July 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(21) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 110.

(144) Schedule A, dated July 21,2005, to the Sub-Research Agreement, dated July 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(54) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 66.

(145) Form of Sub-Research Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit (d)(144) Post-Effective Amendment No. 94.

(146) Sub-Research Agreement, dated July 1, 2003, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(23) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 110.

(147) Schedule A, dated July 21, 2005, to the Sub-Research Agreement, dated July 1, 2003, between Fidelity International Investment Advisors and Fidelity Investments Japan Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(56) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 66.

(148) Form of Sub-Research Agreement between Fidelity International Investment Advisors and Fidelity Investment Japan Limited, on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit (d)(147) Post-Effective Amendment No. 94.

(149) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(150) Schedule A, dated January 20, 2006, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (d)(39) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(151) Form of General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of Fidelity Investment Trust on behalf of Fidelity International Value Fund incorporated herein by reference to Exhibit (d)(148) of Post-Effective Amendment No. 95.

(7)(a) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Aggressive International Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 93.

(b) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Canada Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 93.

(c) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity China Region Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 93.

(d) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Diversified International Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 93.

(e) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Emerging Markets Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 93.

(f) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(6) Post-Effective Amendment No. 93.

(g) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Europe Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 93.

(h) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Global Balanced Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 93.

(i) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity International Discovery Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 93.

(j) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity International Small Cap Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 93.

(k) General Distribution Agreement, dated July 21, 2005, between Fidelity International Small Cap Opportunities Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 93.

(l) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Japan Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 93.

(m) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Japan Smaller Companies Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 93.

(n) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Latin America Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 93.

(o) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Nordic Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 93.

(p) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Overseas Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 93.

(q) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Pacific Basin Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 93.

(r) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Southeast Asia Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 93.

(s) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Worldwide Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 93.

(t) Form of General Distribution Agreement between Fidelity International Value Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(20) Post-Effective Amendment No. 94.

(u) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(21) Post-Effective Amendment No. 96.

(v) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(22) Post-Effective Amendment No. 96.

(w) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(23) Post-Effective Amendment No. 96.

(8) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 002-75537) Post-Effective Amendment No. 39.

(9)(a) Custodian Agreement and Appendix C, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong & China Fund (currently Fidelity China Region Fund), Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 46.

(b) Appendix A, dated December 21, 2004, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong & China Fund (currently Fidelity China Region Fund), Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Variable Insurance Products Fund IV's (File No. 002-84130) Post-Effective Amendment No. 72.

(c) Appendix B, dated August 15, 2006, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong & China Fund (currently Fidelity China Region Fund), Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 96.

(d) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong & China Fund (currently Fidelity China Region Fund), Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 60.

(e) Custodian Agreement and Appendix C, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Investment Trust on behalf of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 46.

(f) Appendix A, dated October 17, 2006 to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Investment Trust on behalf of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 56.

(g) Appendix B, dated August 15, 2006, to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Investment Trust on behalf of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 56.

(h) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Investment Trust on behalf of Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund), Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Revere Street Trust's (File No. 811-07807) Amendment No. 20.

(i) Custodian Agreement and Appendix C, dated July 1, 2001, between Mellon Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity International Small Cap Fund are incorporated herein by reference to Exhibit (g)(9) of Fidelity Capital Trust's (File No. 002-61760) Post-Effective Amendment No. 81.

(j) Appendix A, dated May 24, 2006, to the Custodian Agreement, dated July 1, 2001, between Mellon Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity International Small Cap Fund is incorporated herein by reference to Exhibit (g)(18) of Fidelity Securities Funds (File No. 002-93601) Post-Effective Amendment No. 68.

(k) Appendix B, dated August 18, 2006, to the Custodian Agreement, dated July 1, 2001, between Mellon Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity International Small Cap Fund is incorporated herein by reference to Exhibit (g)(15) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 56.

(l) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Mellon Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity International Small Cap Fund is incorporated herein by reference to Exhibit (g)(11) of Fidelity Advisor Series II's (File No. 033-06516) Post-Effective Amendment No. 69.

(m) Custodian Agreement and Appendix C, dated August 4, 2004, between The Northern Trust Company and Fidelity Investment Trust on behalf of Fidelity International Small Cap Opportunities Fund and Fidelity International Value Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Devonshire Trust's (File No. 002-24389) Post-Effective Amendment No. 108.

(n) Appendix A, dated April 11, 2006, to the Custodian Agreement, dated August 4, 2004, between The Northern Trust Company and Fidelity Investment Trust on behalf of Fidelity International Small Cap Opportunities Fund and Fidelity International Value Fund is incorporated herein by reference to Exhibit (g)(14) of Post-Effective Amendment No. 95.

(o) Appendix B, dated August 15, 2006, to the Custodian Agreement, dated August 4, 2004, between The Northern Trust Company and Fidelity Investment Trust on behalf of Fidelity International Small Cap Opportunities Fund is incorporated by reference to Exhibit (g)(15) of Post-Effective Amendment No. 96.

(p) Appendix D, dated August 4, 2004, to the Custodian Agreement, dated August 4, 2004, between The Northern Trust Company and Fidelity Investment Trust on behalf of Fidelity International Small Cap Opportunities Fund is incorporated herein by reference to Exhibit (g)(8) of Fidelity Devonshire Trust's (File No. 002-24389) Post-Effective Amendment No. 108.

(q) Appendix E, dated August 4, 2004, to the Custodian Agreement, dated August 4, 2004, between The Northern Trust Company and Fidelity Investment Trust on behalf of Fidelity International Small Cap Opportunities Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Devonshire Trust's (File No. 002-24389) Post-Effective Amendment No. 108.

(r) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(s) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(t) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(u) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(v) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(w) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(x) Schedule A-1, dated June 1, 2006, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(23) of Fidelity Advisor Series I's (File No. 002-84776) Post Effective Amendment No. 68.

(10)(1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund (currently Fidelity Aggressive International Fund) is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 79.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Diversified International Fund is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 79.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global Balanced Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 79.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Growth & Income Fund (currently Fidelity International Discovery Fund) is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 79.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Overseas Fund is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 79.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Worldwide Fund is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 79.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Canada Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 82.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity China Region Fund is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 82.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 82.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Europe Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 82.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 82.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Japan Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 82.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Japan Smaller Companies Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 82.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Latin America Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 82.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Nordic Fund is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 82.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 82.

(17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 82.

(18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 84.

(19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund: Fidelity Advisor International Small Cap Fund Class A is incorporated by reference to Exhibit (m)(19) of Post-Effective Amendment No. 89.

(20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund: Fidelity Advisor International Small Cap Fund Class T is incorporated by reference to Exhibit (m)(20) of Post-Effective Amendment No. 89.

(21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund: Fidelity Advisor International Small Cap Fund Class B is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 87.

(22) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund: Fidelity Advisor International Small Cap Fund Class C is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 87.

(23) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Fund: Fidelity Advisor International Small Cap Fund Institutional Class is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 87.

(24) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Discovery Fund: Fidelity Advisor International Discovery Fund Class A is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 90.

(25) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Discovery Fund: Fidelity Advisor International Discovery Fund Class T is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 90.

(26) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Discovery Fund: Fidelity Advisor International Discovery Fund Class B is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 90.

(27) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Discovery Fund: Fidelity Advisor International Discovery Fund Class C is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 90.

(28) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Discovery Fund: Fidelity Advisor International Discovery Fund Institutional Class is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 90.

(29) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund: Fidelity Advisor International Small Cap Opportunities Fund Class A is incorporated herein by reference to Exhibit (m)(29) Post-Effective Amendment No. 93.

(30) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund: Fidelity Advisor International Small Cap Opportunities Fund Class T is incorporated herein by reference to Exhibit (m)(30) Post-Effective Amendment No. 93.

(31) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund: Fidelity Advisor International Small Cap Opportunities Fund Class B is incorporated herein by reference to Exhibit (m)(31) Post-Effective Amendment No. 93.

(32) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund: Fidelity Advisor International Small Cap Opportunities Fund Class C is incorporated herein by reference to Exhibit (m)(32) Post-Effective Amendment No. 93.

(33) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund: Fidelity Advisor International Small Cap Opportunities Fund Institutional Class is incorporated herein by reference to Exhibit (m)(33) Post-Effective Amendment No. 93.

(34) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Small Cap Opportunities Fund is incorporated herein by reference to Exhibit (m)(34) Post-Effective Amendment No. 93.

(35) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund: Fidelity Advisor International Value Fund Class A is incorporated herein by reference to Exhibit (m)(35) Post-Effective Amendment No. 94.

(36) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund: Fidelity Advisor International Value Fund Class T incorporated herein by reference to Exhibit (m)(36) Post-Effective Amendment No. 94.

(37) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund: Fidelity Advisor International Value Fund Class B incorporated herein by reference to Exhibit (m)(37) Post-Effective Amendment No. 94.

(38) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund: Fidelity Advisor International Value Fund Class C incorporated herein by reference to Exhibit (m)(38) Post-Effective Amendment No. 94.

(39) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund: Fidelity Advisor International Value Fund Institutional Class incorporated herein by reference to Exhibit (m)(39) Post-Effective Amendment No. 94.

(40) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund incorporated herein by reference to Exhibit (m)(40) Post-Effective Amendment No. 94.

(41) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated April 20, 2006, on behalf of Fidelity Investment Trust on behalf of Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, and Fidelity International Value Fund is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 95.

(42) Code of Ethics, dated March 2006, adopted by the fund(s) and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Massachusetts Municipal Trust's (File No. 811-03361) Post-Effective Amendment No. 46.

(11) Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered is incorporated herein by reference to Exhibit (11) of Fidelity Investment Trust's N-14.

(12) Opinion and Consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14.

(15) Not applicable.

(16)(a) Powers of Attorney, dated June 14, 2001, are filed herein as Exhibit 16(a).

(b) Powers of Attorney, dated July 1, 2006, are filed herein as Exhibit 16(b).

(c) Powers of Attorney, dated July 1, 2006, are filed herein as Exhibit 16(c).

(d) Powers of Attorney, dated January 1, 2007, are filed herein as Exhibit 16(d).

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 23rd day of March 2007.

Fidelity Investment Trust
	By	/s/Kimberley Monasterio
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kimberley Monasterio, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kimberley Monasterio		President and Treasurer	March 23, 2007
Kimberley Monasterio		(Principal Executive Officer)

/s/Joseph B. Hollis		Chief Financial Officer	March 23, 2007
Joseph B. Hollis		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	March 23, 2007
Edward C. Johnson 3d

/s/Dennis J. Dirks	*	Trustee	March 23, 2007
Dennis J. Dirks

/s/Albert R. Gamper	*	Trustee	March 23, 2007
Albert R. Gamper

/s/George H. Heilmeier	*	Trustee	March 23, 2007
George H. Heilmeier

/s/James H. Keyes	**	Trustee	March 23, 2007
James H. Keyes

/s/Marie L. Knowles	*	Trustee	March 23, 2007
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	March 23, 2007
Ned C. Lautenbach

/s/Robert L. Reynolds	*	Trustee	March 23, 2007
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	March 23, 2007
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	March 23, 2007
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	March 23, 2007
Kenneth L. Wolfe

(dagger)Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* By: /s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated July 1, 2006 and filed herewith.

** By: /s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated January 1, 2007 and filed herewith.